                                          Registration Nos. 2-87153 and 811-3880


 As filed with the Securities and Exchange Commission on or about July 29, 2005


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.     [ ]
                                                   ---


                       Post-Effective Amendment No. 31 [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 30 [X]


                          WAYNE HUMMER INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                             300 SOUTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 431-1700

                                   Copies to:

           THOMAS J. ROWLAND, PRESIDENT         CAMERON S. AVERY
           WAYNE HUMMER INVESTMENT TRUST     BELL, BOYD & LLOYD LLC
              300 SOUTH WACKER DRIVE         70 WEST MADISON STREET
              CHICAGO, ILLINOIS 60606        CHICAGO, ILLINOIS 60602

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately upon filing pursuant to paragraph (b); or

     [X]  on August 1, 2005 pursuant to paragraph (b); or


     [ ]  60 days after filing pursuant to paragraph (a)(1); or

     [ ]  on (date) pursuant to paragraph (a)(1); or
     [ ]  75 days after filing pursuant to paragraph (a)(2); or
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
     [X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
August 1, 2005



                                 Wayne Hummer
                                 Mutual Funds

                                 Wayne Hummer
                               Investment Trust

                           Wayne Hummer Growth Fund
                   A fund seeking long-term capital growth.

As with all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Wayne Hummer Investments LLC

300 South Wacker Drive
Chicago, Illinois 60606
Toll-free: 800-621-4477
Local: 312-431-1700
Internet: www.whummer.com

(R)"Wayne Hummer" and [LOGO] Wayne Hummer Investments LLC are registered service marks of Wayne Hummer Investments L.L.C.

Table of Contents


           Risk/Return Summary..................................  1
              Fund Summary......................................  1
              Fees and Expenses.................................  4

           Principal Investment Strategies and Risks............  5
              Principal Investment Strategies...................  5
              Principal Securities in Which the Fund Invests....  6
              Principal Risks of the Fund's Investments.........  6
              How the Investment Adviser Manages Risk...........  7
              Policy on Disclosure of Portfolio Holdings........  7

           Management and Organization..........................  7
              Investment Adviser and Portfolio Manager..........  7

           About Your Account...................................  9
              Share Price.......................................  9
              How to Buy Fund Shares............................ 10
              Account Activity.................................. 12
              Investment Minimums............................... 12
              Sales Charges..................................... 12
              Shareholder Services and Account Features......... 14
              How to Sell Fund Shares........................... 16
              Market Timing..................................... 17
              Transactions Through Financial Institutions....... 18
              Additional Compensation to Financial Institutions. 19
              Distributions..................................... 19
              Taxes............................................. 19
              Shareholder Reports............................... 20

           Financial Highlights................................. 21

Risk/Return Summary

   This section provides a general overview of the Wayne Hummer Growth Fund, including its investment objective, principal investment strategies, primary risks, and certain historical performance information. There can be no assurance that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Summary

 Investment Objective


   The Growth Fund seeks to achieve long-term capital growth. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

 Principal Investment Strategies


   The Growth Fund invests primarily in common stocks of U.S. companies.
The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced. The investment adviser chooses the securities of companies it believes will benefit from favorable long-term economic, demographic, social or political trends that it believes are not reflected in such companies' share prices. The investment adviser currently defines medium-sized companies as those with market capitalizations of $500 million to $10 billion at the time of investment.

 Primary Risks


   As with any investment, it is possible to lose money by investing in the Growth Fund. The primary risks of investing in the Growth Fund include:


  . Stock Market Risk. Stock market risk is the potential that the Growth Fund's price per share, like the stock market generally, will go up and down within a wide range. These up and down movements are also possible in the prices of the individual stocks that the Growth Fund holds.


  . Medium-Sized Company Risk. Medium-sized company risk is the possibility that the securities of medium-sized companies may under certain market conditions be more volatile and more speculative than the securities of larger companies. Securities of medium-sized companies may also be traded in lower volumes than larger companies, which also may increase the volatility of such securities.

  . Investment Style Risk. Investment style risk is the chance that returns from the Fund's style of investing in growth stocks will trail returns from other asset classes or the overall stock market.

  . Manager Risk. Manager risk is the possibility that poor security selection will cause the Growth Fund to underperform other funds with similar investment objectives.

 Performance/Risk Information


   The bar chart and table below provide an indication of the risk of investing in the Growth Fund. The bar chart shows how the Growth Fund's performance has varied among calendar years over a ten-year period. The table shows how the Growth Fund's average annual returns for one, five, and ten calendar years, compare with those of two broad-based securities market indices over the same periods. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect at the time and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Growth Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. The effect of the sales charge is not reflected in the bar chart below. If this sales charge was reflected, the Growth Fund's returns would have been less than those shown. Of course, the Growth Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

Annual Total Returns


                                    [CHART]

 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
24.82%  11.88%  30.19%  17.55%  38.17%  -3.73%  -6.78%  -17.63%  29.92%  13.80%



   The Growth Fund's year-to-date return for the six-month period ended June 30, 2005 was (3.92%). During the period shown in the bar chart, the Growth Fund's highest quarterly return was 31.45% (quarter ended December 31, 1999), and the Growth Fund's lowest quarterly return was (14.35%) (quarter ended September 30, 2002).


 Average Annual Total Returns for Years Ended December 31, 2004


                                                   1 Year 5 Years 10 Years
                                                   ------ ------- --------
      Wayne Hummer Growth Fund/1/
         Return Before Taxes...................... 11.52%  1.38%   12.20%
         Return After Taxes on Distributions...... 10.96%  0.75%   10.95%
         Return After Taxes on Distributions and
           Sale of Fund Shares....................  7.12%  0.91%   10.25%
      Russell Mid-Cap Index (reflects no deduction
        for fees, expenses or taxes).............. 20.22%  7.59%   14.50%
      S&P 500 Index (reflects no deductions for
        fees, expenses or taxes).................. 10.88% (2.30%)  12.07%

--------
/1/  The average annual total returns reflect a 2.00% sales charge.

Fees and Expenses

   The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown are annual fund operating expenses based upon those incurred in the fiscal year ended March 31, 2005.

 Shareholder Fees (fees paid directly from your investment)


                                                                  Growth
                                                                   Fund
                                                                  ------
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a % of offering price)............................... 2.00%*
      Maximum Deferred Sales Charge (Load)
        (as a % redemption proceeds)............................. 1.00%**
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends  NONE
      Redemption Fees............................................  NONE
      Exchange Fees.............................................. 2.00%



 Annual Fund Operating Expenses (expenses deducted from the Fund's assets)


                                                                Growth
                                                                 Fund
                                                                ------
Management Fees................................................ 0.74%
Distribution (12b-1) Fees......................................  NONE
Other Expenses (primarily transfer agent and professional fees) 0.32%
                                                                -----
Total Annual Fund Operating Expenses........................... 1.06%
                                                                =====

--------

* The sales charge is eliminated in certain circumstances, such as for purchases of $1 million or more. See "How to Buy Fund Shares" later in this prospectus.


** A contingent deferred sales charge of 1% applies on redemptions made within 18 months following certain purchases made without a sales charge.


 Example


   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year 3 Years 5 Years 10 Years
                              ------ ------- ------- --------
                  Growth Fund  $306   $530    $773    $1,468

Principal Investment Strategies and Risks

   This section explains the principal investment strategies that the investment adviser uses in pursuing the Fund's investment objective. It also explains how the investment adviser implements these strategies. In addition, this section discusses principal risks faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the Fund's investment strategies in the interest of shareholders.

Principal Investment Strategies

   The Growth Fund invests primarily in common stocks of U.S. companies. The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced. Such companies may benefit from greater market recognition. To manage the risk of the Fund's portfolio, the investment adviser allocates the Fund's investments among many industries and companies. The investment adviser chooses the securities of companies it believes will benefit from favorable long-term economic, demographic, social, or political trends that it believes are not reflected in such companies' share prices. In selecting specific investments for the Fund, the investment adviser evaluates several factors, including growth prospects, financial condition, management, profitability, competitive position, product developments, productivity, input costs and sources, return on assets and equity, regulatory issues, and insider ownership. The investment adviser also considers the weightings of the various industry sectors within the Fund and the growth prospects of the various sectors.

   The investment adviser will buy and sell securities whenever necessary to achieve the Growth Fund's investment objective. During any period when the investment adviser foresees changing market or economic conditions, the investment adviser may shift the portfolio's emphasis, which could increase the rate of portfolio turnover. In general, the greater the volume of buying and selling by the Growth Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

   The Growth Fund may, from time to time, take temporary defensive measures that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, U.S. government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or retain cash. In taking such measures, the Fund may not achieve its investment objective.

Principal Securities in Which the Fund Invests

 Equity Securities



   The Growth Fund invests in equity securities. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock. Other equity securities in which the Fund may invest include preferred stocks, convertible securities, and warrants to purchase common stocks or other equity interests.


Principal Risks of the Fund's Investments

 Stock Market Risk


   As a mutual fund investing primarily in common stocks, the Growth Fund is subject to stock market risk. Stock market risk is the potential that a Fund's price per share, like the stock market generally, will go up and down within a wide range.


 Mid-Sized Company Risk




   Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Mid-sized company risk is the possibility that the securities of medium-sized companies may under certain market conditions be more volatile and more speculative than the securities of larger companies. Market capitalization of a company is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. Those factors also increase risks and make those companies more likely to fail than companies with larger market capitalizations.


 Investment Style Risk



   The Growth Fund is subject to investment style risk, which is the risk that returns from the types of securities in which the Fund invests will trail returns from other asset classes or the overall market for that asset class.

 Manager Risk


   The Growth Fund is subject to manager risk, which is the risk that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

How the Investment Adviser Manages Risk

 Hedging Strategies


   The Growth Fund currently has no intention to, but in the future may, purchase put and call options traded on national securities exchanges, including put and call options on stock indices, and may write (sell) covered call options on securities held in its investment portfolio. If options transactions are used by the Fund, such transactions will primarily serve to hedge its investment portfolio and to protect its portfolio securities from unexpected market downturns. The aggregate market value of portfolio securities underlying options written by the Fund may not exceed 25% of the Fund's net assets.

   The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in interest rates and stock prices. The risks involved in purchasing put or call options include the possible loss of the entire premium paid. The risks involved in writing covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price.

Policy on Disclosure of Portfolio Holdings

   A complete list of portfolio securities holdings for the Fund as of the close of business on each day the New York Stock Exchange is open for regular session trading is available on the Fund's website at http://www.whummer.com. The information is updated daily (no earlier than 4:00 p.m., central time). Additional information about the Fund's Policy on Disclosure of Portfolio Holdings is available in the Statement of Additional Information.

Management and Organization

Investment Adviser and Portfolio Manager

   The Fund's investment adviser is Wayne Hummer Asset Management Company,
300 South Wacker Drive, Chicago, Illinois 60606. The investment adviser manages the Fund's investments and provides the Fund with operating facilities and portfolio accounting services under the direction of the Board of Trustees. Wayne Hummer Asset Management Company was organized in 1981 and also serves as investment adviser to various individual, institutional, and fiduciary accounts.

   As compensation for its advisory and management services to the Funds, the investment adviser receives an annual fee that is computed and accrued daily and payable monthly. The annual investment advisory fee paid by the Fund for its most recently completed fiscal year is shown below:

                               Aggregate Fee as a Percentage
                   Fund            of Average Net Assets
                   ----        -----------------------------
                   Growth Fund             0.74%

   As part of the investment advisory contract between the Trust and the investment adviser, the investment adviser has agreed to waive its advisory fee and to reimburse the operating expenses of the Growth Fund as may be necessary to limit the ordinary operating expenses of the Fund to 1.50% of average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, and extraordinary items.


   A discussion regarding the basis for the board of trustees approving the investment advisory agreement of the Growth Fund will be available in the Fund's semi-annual report to shareholders for the period ending September 30, 2005.



 Portfolio Manager




   Thomas J. Rowland is the portfolio manager of the Growth Fund. Mr. Rowland joined Wayne Hummer Asset Management Company in 1987. He has been the portfolio manager of the Growth Fund since 1996, and was a co-portfolio manager of the Growth Fund from 1987 to 1996. He serves as managing director/first vice president of the investment adviser and president of the Fund. Prior to joining Wayne Hummer, Mr. Rowland spent 14 years with CNA Financial Corporation as a portfolio manager, research analyst, and securities trader. In addition, he spent five years with the trust department at Harris Trust & Savings Bank. He received a BBA in finance from the University of Notre Dame and an MBA from Northwestern University. He is a CFA charterholder and is a Fellow of the Financial Analysts Federation and a member of the Association for Investment Management and Research and the Investment Analysts Society of Chicago.



   The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

About Your Account

   This section provides information regarding your Fund account, including how to buy and sell Fund shares. Other shareholder services are explained as well. This section also covers certain distribution and income tax information.

Share Price


   The Growth Fund's share price, called its net asset value ("NAV"), is calculated as of the close of the regular trading session (generally, 3:00 p.m. central time) on each day the New York Stock Exchange ("NYSE") is open for regular session trading. The price at which you purchase, exchange, or redeem Fund shares is based on the next calculation of NAV after your order is received in proper form, plus any applicable sales charge. The term "offering price" includes any applicable front-end sales charge (load).


   The portfolio securities and assets of the Growth Fund are generally valued based upon readily available market quotations from the primary market in which they are traded. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity), adjusted for amortization of premiums or accretion of discounts.


   If market quotations for a security are not readily available or determined not to be reliable (e.g., if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the time as of which the Fund's NAV is calculated), the security shall be valued at a fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A "significant" event, for example, may be a natural disaster affecting an entire country or region, or an event that affects an individual company.



   The Fund's Board of Trustees has delegated to the Pricing Committee, subject to the Board's supervision and review, the responsibility to determine in good faith, a fair value for only those securities for which market quotations are not readily available or reliable. The Fund's investment adviser will monitor for significant events likely to materially affect the value of a Fund portfolio security. A security's fair value may differ depending on the method used for determining value. The determination of a fair value for a security often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that a fair value so determined may be higher or lower than the security's value would be if a reliable market quotation for the security were readily available. A valuation of a security used by the Fund may differ from the value realized on the sale of the security, and the difference may be material to the NAV of the Fund. It is expected that there would be limited circumstances in which the Fund would use fair value pricing, such as for example, if the exchange on which a portfolio security principally trades closed early or if trading in a particular security were halted during the day and did not resume prior to the time the Fund calculated its NAV.

   The Fund may suspend the determination of net asset value, the processing of orders, and the payment of redemption proceeds, and may postpone the payment date for redeemed shares for more than seven days under the following unusual circumstances: (1) the NYSE is closed (other than on weekends or holidays) or trading is restricted; (2) an emergency exists as determined by the Securities and Exchange Commission (the "SEC"), making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

How to Buy Fund Shares

   You may purchase Fund shares using any of the options explained below. The Fund does not accept cash, third party checks, money orders or traveler's checks. The Fund reserves the right to reject any order. In addition, subsequent share purchases may be made using one or more of the various shareholder service plans or privileges described under "Shareholder Services and Account Features" later in this prospectus.

 By Check


  . Make out a check for your investment amount, payable to "Wayne Hummer Investments L.L.C."

  . Include a note specifying the Fund name, your account number, and the name(s) in which the account is registered.

  . Deliver your check and your completed brokerage application if opening a new account or your note to your Wayne Hummer Financial Advisor, or mail them to:

     Wayne Hummer Investments L.L.C.
     300 South Wacker Drive
     Chicago, Illinois 60606

 By Wire


  . If opening a new brokerage account, deliver your completed application to your Wayne Hummer Financial Advisor or mail it to:

     Wayne Hummer Investments L.L.C.
     300 South Wacker Drive
     Chicago, Illinois 60606

  . Obtain your account number by calling your Wayne Hummer Financial Advisor or the Wayne Hummer Fund Department.

  .  Instruct your bank to wire the amount of your investment to:




     Wachovia Bank


     3442 Orange Ave NE


     Roanoke, Virginia 24012


     ABA # 051400549


     Beneficiary: First Clearing, LLC


     Account #5050000000631


     Further Credit: Client Name (must be registered on account),


     8-digit account number


     Contact your Wayne Hummer Financial Advisor or the Wayne
     Hummer Fund Department to specify the Fund you wish to purchase. Your bank may charge a fee to wire funds.

 By Phone


  . Call your Wayne Hummer Financial Advisor (investment by phone is available only if you have a free credit balance in an existing brokerage account with Wayne Hummer Investments L.L.C.)

   Orders received by Wayne Hummer with payment prior to the close of the regular trading session on the NYSE (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. As used in this prospectus, "business day" generally means any day that the NYSE is open for business. If you purchase Fund shares by check, Wayne Hummer advances federal funds on your behalf to pay for such shares. If your check is subsequently dishonored, Wayne Hummer has the right to redeem your shares and to retain any dividends paid or distributions made with respect to such shares.


   Alternatively, you may purchase shares through a broker or dealer that has been authorized to sell shares of a Fund. These brokers or dealers will provide instructions on purchasing shares of a Fund.

Account Activity

   You will receive a periodic statement reporting all of your account transactions during the month. You will also receive written notification when trades are effected for your account.

Investment Minimums

                        Initial Purchases         Subsequent Purchases
                        ----------------- -------------------------------------
 Growth Fund

   Regular Account       $1,000 minimum   $500 minimum
                                          ($100 monthly minimum if you use
                                          Systematic Investment Plan or Payroll
                                          Direct Deposit Plan)

   Retirement Account    $500 minimum     $200 minimum

   Investments may be made in any amount in excess of these minimums. The above investment minimums may be lower for custodian accounts and accounts that are part of an employer-sponsored and administered 401(k) plan. Your purchase will be effected at the net asset value next determined after Wayne Hummer receives your request in proper form, less any applicable sales charge. The Fund reserves the right, in its sole discretion, to vary at any time the initial and subsequent investment minimums, to withdraw the offering, or to refuse any purchase order. The Fund may suspend the determination of net asset value, which would delay the processing of your purchase order, in certain unusual circumstances, as described under "Share Price" above.

Sales Charges

                                                       Sales Charge as a
                                   Sales Charge as a   Percentage of Net
                                  Percentage of Public      Amount
         Purchase Amount            Offering Price*        Invested
        Growth Fund
           Less than $1 million..        2.00%               2.02%
           $1 million or greater.         NONE                NONE

--------
*  The term "offering price" includes any applicable front-end sales charge
   (load).

 The sales charge may be eliminated by:


  . purchasing shares in an amount of $1 million or greater. (The net asset value of shares of the Fund previously purchased and currently owned by an investor may be included to determine the applicable sales charge on a purchase of additional shares of the Fund.);

  . purchasing through a trust, pension plan, profit sharing plan, 401(k) plan, or other benefit plan that makes an initial investment in the Fund aggregating $250,000 or more or that has 20 or more participants. (Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Wayne Hummer Investments L.L.C.);

   . combining concurrent purchases of shares to reach $1 million or more by you, your spouse, and your children under age 21 in the Growth Fund; or

   . signing a letter of intent to purchase not less than $1 million of Fund shares within 13 months.

   No sales charge will be assessed on purchases of additional shares in the Fund by shareholders whose original shares were purchased before July 30, 1999 or on shares which are purchased through the reinvestment of income and capital gain distributions.

   The following individuals and their immediate family members may buy shares at NAV without any sales charge because there are nominal or no sales efforts associated with their purchases:

  . Officers and trustees/directors of the Fund, Wayne Hummer Investments L.L.C., Wayne Hummer Asset Management Company, Wintrust Financial Corporation ('Wintrust"), subsidiaries of Wintrust and their immediate families;

  . Trustees/directors of any mutual fund sponsored by Wayne Hummer Asset Management Company;

  . Bona fide, full-time employees of Wayne Hummer Asset Management Company, Wayne Hummer Investments L.L.C., Focused Investments, L.L.C., Wintrust, subsidiaries of Wintrust and their immediate family members.

   For these purposes, "immediate family" is defined to include a person's spouse, parents and children.

   Additional information concerning the reduction or elimination of the sales charge is available in the Statement of Additional Information.

   If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify your Wayne Hummer Financial Advisor or the Fund of the existence of other accounts at the time of purchase. You will receive a reduced sales charge on Fund share purchases for which you qualify and have provided your Wayne Hummer Financial Advisor or the Fund with supporting account statements at the time of purchase. If you provide supporting documentation at a later time, the reduced sales will not be applied retroactively to previously purchased shares.

   A 1% contingent deferred sales charge may be imposed on redemptions by accounts that invest with no initial sales charge if redemptions are made within 18 months of purchase. The charge is applied to the value of the original purchase or sales proceeds, whichever is lower. For partial redemptions, shares not subject to the sales charge are redeemed first and other shares are then redeemed in the order purchased.

 Letter of Intent


   You may purchase Growth Fund shares without a sales charge under a letter of intent to purchase not less than $1 million of Fund shares within 13 months. The letter of intent imposes no obligation to purchase or sell additional Fund shares. If you sign a letter of intent and do not purchase at least $1 million of Fund shares within 13 months (or if you redeem Fund shares during that period such that your total investment is less than $1 million), your investment will be subject to the sales charge. The amount of your investment will be determined based on the cost to purchase Fund shares, not net asset value.

Shareholder Services and Account Features

   This section describes the various services that are available to you as a shareholder. These services may cease to be offered or may be modified at any time.

 Systematic Investment Plan


   Shareholders (except those holding Fund shares through retirement plan accounts) may arrange to have a pre-authorized amount ($100 minimum) drawn on their bank accounts and automatically invested in the Fund on a specified day of each month. A monthly systematic investment plan cannot assure you of a profit or protect you against loss in a declining market. You should select an amount that fits within your financial ability to continue making purchases throughout changing market conditions.

   To participate in the systematic investment plan, call your Wayne Hummer Financial Advisor or the Fund for an authorization agreement, which contains details about the plan. You may stop participating in the systematic investment plan at any time by notifying your Wayne Hummer Financial Advisor or the Fund.

 Payroll Direct Deposit Plan


   After establishing a Fund account that meets the applicable minimum initial investment requirement, you may purchase additional Fund shares through the Funds' Payroll Direct Deposit Plan. Under this plan, you may make periodic investments ($100 monthly minimum) automatically from your paycheck into your existing Fund account. By enrolling in this plan, you authorize your employer to deduct a specified amount from your paycheck and deposit it into the Fund's bank account for the purchase of additional Fund shares. In most cases, your Fund account will be credited on the day after the Fund's bank receives your investment. You may also use this plan for other direct deposits, such as social security checks, military allotments, and annuity payments.

   To enroll in the Payroll Direct Deposit Plan, call your Wayne Hummer Financial Advisor or the Fund, who will give you the necessary information. Your employer must have available for its employees direct deposit capabilities through the Automated Clearing House for you to participate in this plan. Once you enroll in this plan, you may alter the amount or frequency of your deposit or stop your participation in this plan by notifying your employer.

 Retirement Plans



   Wayne Hummer through its clearing agent, First Clearing LLC, provides several self-directed retirement plans, including an Individual Retirement Account Plan, a Roth Individual Retirement Account Plan, a Simplified Employee Pension Plan, a Money Purchase Plan and a Profit-Sharing Plan, through which you may invest in the Fund on a tax-sheltered basis. Orders for Fund shares that you purchase for your retirement account must be placed by Wayne Hummer. You may combine your Fund investments with your other investments purchased through Wayne Hummer in your retirement account. For minimum retirement plan investment amounts, see the table entitled "Investment Minimums" earlier in this section.


   You may get additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, by calling Wayne Hummer at 1-800-621-4477 or by writing to Wayne Hummer Investments L.L.C., Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606.

How to Sell Fund Shares

 Redemption Procedures


   You may redeem your shares at any time, subject to any applicable deferred sales charge, at the net asset value next determined after the Trust or Wayne Hummer receives your redemption request in proper form. By opening a brokerage account with Wayne Hummer or establishing an account directly with the Trust, you are agreeing with the Trust and Wayne Hummer that neither the Trust nor Wayne Hummer is responsible for the authenticity of redemption instructions or the delivery of redemption proceeds by check from Wayne Hummer or the Trust. The value of your shares upon redemption may be more or less than what you paid for them.

   You may sell Fund shares through your Wayne Hummer Financial Advisor or the Fund by telephone, by mail, or in person. The telephone redemption procedure may be terminated by the Trust or Wayne Hummer at any time. Your redemption request must include the Fund name, your account number, the name(s) in which the account is registered, and the dollar value or number of shares that you want to redeem.

   If Wayne Hummer or the Trust receives your redemption request prior to the close of regular session trading on the NYSE on a day when the Fund's shares are priced, your request will be effected that day and the proceeds credited to your brokerage account the next business day. If Wayne Hummer or the Trust receives your redemption request after the close of the regular trading session or on a day when the Fund's shares are not priced, your request will be effected the next business day.

   When you make your redemption request, you may instruct Wayne Hummer or the Trust to transmit your redemption proceeds by mail. If you have established a brokerage account with Wayne Hummer, Wayne Hummer normally will mail your investment proceeds on the day they are credited to your brokerage account, or, if you make your request to transmit your investment proceeds by mail subsequent to your redemption request, your investment proceeds will be mailed on the next business day after receipt of your request to transmit your investment proceeds by mail. If you have established an account directly with the Fund, your investment proceeds normally will be mailed on the next business day following the day the trade was effected. In either event, payment will be made within three business days after your redemption is effected or your request to transmit your investment proceeds is received.

   However, the Fund may suspend the right of redemption and may postpone the date of payment for shares for more than seven days under certain unusual circumstances, as described under ''Share Price'' above. Regardless of when the Fund effects payment for shares that you redeem, the price at which you redeem Fund shares is based on the next calculation of NAV after your order is received in proper form. At various times, the Fund may be requested to redeem shares for which good payment has not been received. For example, if you purchased shares by check, your check may not have been cleared through the banking system even though Wayne Hummer had advanced federal funds to effect your purchase. In such event, your redemption proceeds may be delayed for up to 15 days from the date of purchase to verify receipt of payment.


   If your account is held by your dealer or financial adviser that is unaffiliated with Wayne Hummer, shares must be redeemed through that channel.


 Automatic Redemption of Fund Investments


   Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares (other than shares purchased for a retirement plan provided by Wayne Hummer) for their then current value if at any time the value of your Fund investment falls below a certain amount, unless the value of your Fund investment falls below the specified minimum due to a decline in the market value of the Fund's assets. This amount currently is $500 for the Fund. If your Fund investment falls below the applicable minimum, you will first be notified that the value of your total investment is less than the minimum and will be allowed two months to make an additional investment before your account will be automatically redeemed. The proceeds of any such redemption will be credited to your brokerage account, if applicable, and will be mailed to you by check.

Market Timing

   "Market timing" or "excessive trading" refers to a pattern of frequent purchases and sales of Fund shares in an attempt to profit from short-term market movements. Market timing can create risk to shareholders because it may result in dilution of the value of Fund shares held by shareholders, disrupt portfolio management and increase Fund expenses.

   The Fund is intended for long-term investment purposes. The Fund's Board of Trustees has adopted policies and procedures intended to discourage market timing. The Fund will use reasonable methods to detect and deter, to the extent practicable, frequent purchases and redemptions of shares of the Fund through fair valuation of securities and monitoring of trades in Fund shares. There can be no assurance that those methods will detect and prevent market timing or other trading that may be deemed abusive.

   Valuation of Fund shares is subject to fair valuation procedures adopted by the Trustees. Fair valuation practices are designed to reduce the Fund's exposure to price arbitrage, stale pricing, and harmful trading practices where there is potential for short-term arbitrage traders to dilute the value of Fund shares.

   The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. Generally, redemptions of Fund shares within 90 days of purchase are deemed to be disruptive to the Fund. The detection of patterns of short-term and excessive trading and determinations regarding rejecting purchase orders or banning future purchases by an investor are inherently subjective and therefore, involve some selectivity in their application. The Fund shall seek to make such determination in a manner consistent with the interests of the Fund's long-term shareholders.

   To the extent that the Fund is unable to identify market timers effectively, long-term shareholders may be adversely affected. There is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors, and such accounts typically provide the Fund with a net purchase or redemption order on any given day. Purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers and there can be no assurance that the Fund will be able to do so.

   Subject to the foregoing, the Fund will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases and redemptions made on a systematic basis, automatic reinvestments of dividends and distributions or purchases and redemptions that are part of a program of re-balancing on a basis no more frequently than quarterly.

Transactions Through Financial Institutions


   The Fund may authorize certain financial institutions, such as financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent, to accept purchase and redemption orders on the Fund's behalf. An order properly received by an authorized agent will be deemed to be received by the Fund. If you buy or redeem shares through an authorized agent, you will pay or receive the Fund's NAV per share next calculated after receipt of the order by the authorized agent. Your authorized agent may charge you a fee to purchase, redeem or transfer your shares.

   Some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provides to you on the Fund's behalf. That fee may be paid by the Fund, and indirectly paid by you, or paid by Wayne Hummer Asset Management Company.

Additional Compensation to Financial Institutions

   Wayne Hummer Asset Management Company, from time to time, may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial institutions who sell shares of the Fund. Financial institutions include financial advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of Wayne Hummer Asset Management Company, that have entered into agreements with Wayne Hummer Investments L.L.C., the Fund's distributor. Those cash payments are for administrative services and marketing support and are over and above the sales charge, which is disclosed elsewhere in this prospectus. Marketing support may include access to sales meetings, sales representatives and management representatives of financial institutions, inclusion of the Fund on a sales list, or other sales program.

Distributions

   The Growth Fund distributes to shareholders substantially all of its net ordinary income and any capital gains realized from the sale of portfolio securities. The Growth Fund normally declares ordinary income dividends in April, July, October, and December, if any. The Fund pays net realized capital gains, if any, in December.

   You have the option of receiving dividends and capital gains distributions in cash, or you can have them automatically reinvested in more shares of the Fund. Dividends and capital gains distributions are automatically reinvested in Fund shares at net asset value on the payment date, without a sales charge, unless you instruct Wayne Hummer or the Trust otherwise. Such instructions take effect within 10 days after they are received in writing by Wayne Hummer. Distributions are taxable to you whether they are received in cash or reinvested in additional shares, as described under "Taxes" below.

Taxes

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell shares of the Fund in a taxable account, it is considered a taxable event. Depending upon the purchase price and the sale price, you may have a gain or loss on the transaction.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, foreign, state, or local taxes may apply to your investment, depending upon the laws of your place of residence. Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending upon the length of time the Fund holds a security. Dividends representing net investment income and net short-term capital gains, if any, are taxable to you as ordinary income, except that distributions attributable to dividends on corporate stock held by the Fund may qualify for lower capital gains rates. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 15% capital gains rate regardless of the length of time that shareholders have owned Fund shares. In certain states, a portion of the dividends and distributions (depending upon the sources of the Fund's income) may be exempt from state and local taxes.

   A dividend or distribution received shortly after the purchase of shares reduces the net asset value of such shares by the amount of the dividend and, although in effect a return of capital, is taxable to you. Any dividends or capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January are taxable as if paid on December 31 of the calendar year in which they were declared. The Trust is required by law to withhold federal income tax at the rate currently in effect from taxable distributions and redemption proceeds paid to shareholders who do not furnish their correct taxpayer identification numbers (for individuals, their social security numbers) and in certain other circumstances.

   Information with regard to the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Account tax information will also be sent to the Internal Revenue Service.

Shareholder Reports

   To reduce expenses, only one copy of most shareholder reports may be mailed to multiple accounts with the same social security or taxpayer identification number or to multiple shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of reports be mailed to each account with a common taxpayer number or to two or more shareholders in the same household.

Financial Highlights

The following Financial Highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's most recent annual report to shareholders. You may have the Fund's annual report sent to you without charge by contacting Wayne Hummer.

                                                            Year Ended March 31,
                                            --------------------------------------------------
                                               2005         2004          2003         2002       2001
                                            --------      --------     --------      --------  --------
Net Asset Value, Beginning of Year......... $  40.24      $  27.81     $  38.31      $  35.96  $  46.83
                                            --------      --------     --------      --------  --------
Income from Investment Operations
  Net Investment Income (Loss).............    (0.04)         0.00         0.01          0.02      0.05
  Net Realized and Unrealized Gains
   (Losses) on Investments.................     2.72         12.49       (10.18)         3.13     (6.73)
                                            --------      --------     --------      --------  --------
      Total from Investment
       Operations..........................     2.68         12.49       (10.17)         3.15     (6.68)
                                            --------      --------     --------      --------  --------
Less Distributions
  Dividends from Net Investment Income.....     0.00         (0.03)       (0.01)        (0.06)    (0.02)
  Distributions from Net Realized Gains on
   Investments.............................    (1.47)        (0.03)       (0.32)        (0.74)    (4.17)
                                            --------      --------     --------      --------  --------
      Total Distributions..................    (1.47)        (0.06)       (0.33)        (0.80)    (4.19)
                                            --------      --------     --------      --------  --------
Net Asset Value, End of Year............... $  41.45      $  40.24     $  27.81      $  38.31  $  35.96
                                            ========      ========     ========      ========  ========
Total Return (a)...........................     6.60%        44.92%      (26.77%)        8.90%   (15.23%)
                                            ========      ========     ========      ========  ========
Ratios/Supplementary Data
  Net Assets, End of Year (000's).......... $173,576      $160,830     $114,788      $164,797  $152,217
  Ratio of Total Expenses to Average Net
   Assets..................................     1.06%         1.02%        0.96%         0.89%     0.91%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets......................    (0.10%)        0.00%        0.04%         0.08%     0.13%
  Portfolio Turnover Rate..................        8%            5%           6%            5%        9%

Note to Financial Highlights

a.)Excludes sales charge of 2% which was effective August 1, 1999 for new accounts.

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:

Wayne Hummer Asset Management Company
300 South Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

COUNSEL:

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, Illinois 60602

CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                               -----------------

Start Investing Today...

For More Information
If you would like more information about the Wayne Hummer Investment Trust, the following documents are available for free upon request:

Annual/Semi-annual Reports to Shareholders
Additional information about the Growth Fund's investments is available in the Growth Fund's annual and semi-annual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Growth Fund's performance during its most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Growth Fund.

The current annual report and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semi-annual report or the SAI, to make general inquiries or to request additional information about the Wayne Hummer Investment Trust or the Growth Fund, please contact Wayne Hummer as follows:

Chicago  Toll-free: 800-621-4477  Local: 312-421-1700
        300 South Wacker Drive  Chicago, IL 60606-6607

Internet  www.whummer.com

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Growth Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's web site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                      Investment Company Act File No.: 811-3880

                          Wayne Hummer Investment Trust

                                  (the "Trust")


                            Wayne Hummer Growth Fund


                             300 South Wacker Drive
                             Chicago, Illinois 60606
                                  800-621-4477

            Statement of Additional Information dated August 1, 2005.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Trust's current prospectus (dated August 1, 2005), as supplemented from time to time (the "Prospectus"). The Trust's financial statements and the Report of Independent Auditors thereon from the Annual Report to Shareholders dated March 31, 2005 are incorporated by reference into this SAI. You can get a free copy of the Prospectus and/or the Annual Report to Shareholders by writing or calling the Trust at the address or phone number above.










(R)"Wayne Hummer" and WH [LOGO] are registered service marks of Wayne Hummer Investments L.L.C.

                                TABLE OF CONTENTS

Fund History...................................................................1

Investment Strategies, Policies, and Risks.....................................1

  Fundamental and Nonfundamental Investment Policies...........................1

  Investment Strategies and Associated Risks...................................2

  Policy on Disclosure of Portfolio Holdings...................................8

Management of the Trust........................................................9

  Trustee and Officers.........................................................9

  Board of Trustees...........................................................11

  Trustee Compensation........................................................12

  Trustees' Holdings of Fund Shares...........................................13

Investment Advisory and Other Services........................................13

  Investment Adviser..........................................................13

  Portfolio Manager...........................................................16

  Proxy Voting Policies and Procedures........................................16

  Distributor and Shareholder Service Agent...................................17

  Code of Ethics..............................................................18

Brokerage Allocation..........................................................18

Shareholder Rights and Liabilities............................................19

Name Licenses.................................................................21

Purchase, Redemption, and Pricing of Shares...................................21

Taxes  .......................................................................23

Performance Information.......................................................24

Independent Registered Public Accounting Firm.................................27

Custodian and Transfer and Dividend Paying Agent..............................27

Legal Counsel.................................................................27

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page


Reports to Shareholders.......................................................28

Financial Statements..........................................................28

Appendix A - Ratings of Debt Obligation......................................A-1

Appendix B - Proxy Voting Policies and Procedures............................B-1

                                  FUND HISTORY

        Wayne Hummer Investment Trust is a Massachusetts business trust. The Trust is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Trust currently consists of one series: the Wayne Hummer Growth Fund ("Growth Fund"). The Growth Fund is a diversified portfolio.

        The Trust was organized on September 29, 1983 as Wayne Hummer Growth Fund. Shares of the Growth Fund were first offered to the public on December 30, 1983. The name of the Trust was changed on August 8, 1988 to Wayne Hummer Growth Fund Trust. The name of the Trust was again changed to Wayne Hummer Investment Trust on December 1, 1992.

                   INVESTMENT STRATEGIES, POLICIES, AND RISKS

Fundamental and Nonfundamental Investment Policies

        The investment objective and principal investment strategies of the Fund are described in the Prospectus for the Trust. The following fundamental investment policies may not be changed without approval by holders of "a majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or more than 50% of the Fund's outstanding shares, whichever is less.

        The following investment restrictions, which cannot be changed without shareholder approval

        The Fund may not:

                (1) Invest in the securities of an issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.

                (2) Concentrate its investments in any particular industry; provided that if it is deemed appropriate for the attainment of the Fund's investment objectives, up to 25% of its total assets may be invested in any one industry.

                (3) Make investments for the purpose of exercising control or management.

                (4) Purchase or sell real estate, commodities or commodity contracts.

                (5) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                (6) Make short sales of securities or maintain a short position.

                (7) Make loans to other persons; provided that the Fund may use repurchase agreements, and provided further that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments that are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in paragraph (8) below.

                (8) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

                (9) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings permitted under the investment policies of the Fund.

                (10) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

                (11) Invest in the securities of any one issuer (other than the United States, its agencies or instrumentalities), if immediately after and as a result of such investment, as to 75% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

                (12) The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

        In addition to the fundamental investment policies listed above, the Growth Fund is subject to the following non-fundamental restriction (as specified below), which may be changed by the Board of Trustees without shareholder approval.

        The Fund may not invest more than 15% of its net assets in securities in illiquid securities, including repurchase agreements maturing in more than seven days.


        If any applicable percentage restriction contained in the foregoing investment restrictions (with the exception of Investment Restriction 12) is satisfied at the time the securities subject theretoare purchased, the Fund will not be required to dispose of such securities in the event that the percentage restriction subsequently is exceeded due to a fluctuation in the value of such securities or other securities of the portfolio or a fluctuation in the number of outstanding securities of the issuer.


Investment Strategies and Associated Risks

        The following section describes the Growth Fund's investment strategies, including strategies to invest in a particular type of security that are not principal strategies, and the risks of such strategies. Unless otherwise noted, consistent with their respective investment objective(s), policies and restrictions, the Fund may employ the strategies discussed in this section.

Fixed-Income Securities

        The Fund may invest uninvested Fund assets in cash equivalents and short-term fixed-income securities on a temporary basis, as described below. The Fund also may from time to time, as a temporary defensive measure, invest in cash equivalents and short-term investments, described below, and investment-grade commercial paper and corporate bonds. Fixed income securities pay interest, dividends, or distributions at a specified rate. The rate may be fixed or adjusted periodically. The issuer must also repay the principal amount of the security, normally within a specified time. As such, the Fund is exposed to reinvestment risk.

This can result when the Fund invests the proceeds from new shares sales, or from matured or called bonds, at market rates that are below the Fund's current earnings rate. The Fund may also be exposed to interest rate risk and credit risk. Interest rate risk is the risk that the value of the Fund's fixed-income instruments will decline due to rising interest rates (bond prices move in the opposite direction of interest rates). Credit risk is the potential that an issuer of a debt security may default on the payment of the security's principal and/or interest.

Cash Equivalents and Short-Term Investments

        United States Government Securities. Subject to its investment objective and policies, the Fund may invest to some extent in U.S. Government Securities, including securities issued by its agencies and instrumentalities. United States Government Securities are marketable debt securities which are issued by and are a direct obligation of the United States Treasury. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years. All Treasury securities are direct obligations of the United States Government and generally are considered the safest forms of investment, since no borrower has a higher credit rating than the United States Government.

        United States Government Agency and Instrumentality Securities. Subject to its investment objective and policies, the Fund may invest to some extent in United States Government Agency and Instrumentality Securities. United States Government Agency and Instrumentality Securities are marketable debt securities issued or guaranteed by agencies and instrumentalities of the United States Government. Although these securities are not direct obligations of the United States Government, some are supported by the full faith and credit of the Treasury, such as Government National Mortgage Association pass-through certificates; others are supported to the extent of the right of the issuer to borrower from the Treasury, such as Federal Home Loan Bank bonds and notes; while others solely depend on the credit of the agency or instrumentality and not the Treasury, such as Federal National Mortgage Association debentures and notes. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

        Variable Rate Securities. Subject to its investment objective and policies, the Fund may invest to some extent in securities having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

        The maturity of Variable Rate Securities are determined in accordance with the SEC rules that allow the Trust to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies or instrumentalities.

        Time Deposits, Certificates of Deposit and Bankers' Acceptances. Subject to its investment objective and policies, the Fund may invest to some extent in time deposits ("TDs"), certificates of deposits ("CDs"), and bankers' acceptances. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs generally are short-term, interest-bearing negotiable certificates evidencing the obligation of a commercial bank to repay funds deposited with it for a specified period of time. TDs maturing in more than seven days will be considered illiquid for purposes of the Fund's limitation on investment in illiquid securities. Investments in TDs generally are limited to domestic banks having total assets in excess of $1 billion or to foreign branches of such domestic banks, and investments in CDs and bankers' acceptances are limited to domestic or Canadian banks having total assets in excess of one billion dollars. CDs issued by domestic branches of domestic banks do not benefit materially, and TDs issued by foreign branches of domestic banks do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

        Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals, based upon a specified market rate that is considered by the issuers to be representative of the then-prevailing certificate of deposit rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit also may contain provisions whereby the issuing banks agree to repurchase such instruments at par on any coupon date, on any rate adjustment date, or on any date after a specified holding period. Variable rate certificates of deposit normally carry a higher initial interest rate than fixed rate certificates of deposit with shorter maturities because the issuing bank pays a premium for the use of the money for a longer period of time. With respect to variable rate certificates of deposit maturing in one year or less from the time of purchase, the Trust uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity.

        Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date, is liable for payment. Most acceptances have maturities of six months or less, and are traded in secondary markets prior to maturity.

        Both domestic banks and foreign branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of this industry.

        As a result of the foregoing Federal and state laws and regulations, domestic banks, among other things, are required to maintain specified levels of reserves, limited in amounts which they can loan a single borrower, and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

        Repurchase Agreements. Subject to its investment objective, policies and restrictions, the Fund may enter into repurchase agreements. Repurchase Agreements are instruments under which the purchaser (e.g., the Fund) acquires ownership of the obligation (underlying security), and the seller (a broker-dealer or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return for the period. Repurchase agreements usually are for short periods, frequently less than one week. The securities underlying a repurchase agreement will be marked-to-market every business day, so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. A Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System.

        Should the value of the underlying securities decline, the issuer of the repurchase agreement is required to provide the Fund with additional securities so that the aggregate value of the underlying securities is equal to the repurchase price. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund may have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements will be limited to transactions with financial institutions believed by the Investment Adviser to present minimal credit risk.

        The Fund may enter into repurchase agreements with a securities dealer or a bank that is a member of the Federal Reserve System. The Trust's Investment Adviser will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Fund may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Fund's limitation on investment in illiquid securities.

        Commercial Paper. Subject to its investment objective and policies, the Fund may invest to some extent in commercial paper issued in reliance on the exemption from Section 3(a)(3) ("Section 3(a)(3) paper") of the Securities Act of 1933, as amended (the "Securities Act"). Such commercial paper is generally issued by major corporations, and may be issued only to finance current transactions and must mature in nine months or less. Although Section 3(a)(3) paper is not restricted as to the types of investors to whom it may be sold, it is purchased primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

        Section 4(2) Paper and Other "Restricted" Securities. The Fund also may invest in money market instruments issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"), which are restricted as to disposition under the federal securities laws. Section 4(2) paper generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to a public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is often resold to other institutional investors through or with the assistance of investment dealers or on an automated trading system operated by the National Association of Securities Dealers, Inc., which provides liquidity to the Section 4(2) paper market. The Investment Adviser generally believes there is no significant difference between
Section 3(a)(3) and Section 4(2) commercial paper in terms of market or trading characteristics or of the quality of the issuers and that, despite the legal restrictions thereon, Section 4(2) paper has typically been no less liquid or saleable than Section 3(a)(3) paper.

        Securities issued pursuant to Section 4(2) include instruments similar in nature to commercial paper, but which are not entitled to the exemption afforded commercial paper by Section 3(a)(3) of the Securities Act because they were issued to finance other than current transactions or were issued with a maturity greater than nine months. The Investment Adviser considers Section 4(2) paper generally to be liquid. If a particular investment in Section 4(2) paper is determined not to be liquid, however, based on specified standards, the investment will be included within the Fund's limitation on investments in illiquid securities. The Board of Trustees has approved guidelines and procedures adopted by the Investment Adviser, and has delegated the day-to-day function of determining and monitoring the liquidity of securities to the Investment Adviser. The Board, however, will retain oversight and be ultimately responsible for the determination.

Hybrid Securities

        Convertible Securities. Subject to its investment objective and policies, the Fund may invest to some extent in convertible securities, the ratings of which correspond to other permissible Fund investments. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

        A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Hedging Transactions

        The Fund may engage in hedging strategies. The Investment Adviser may cause the Fund to use a variety of financial instruments, including options on securities, derivative futures contracts, and options on financial futures contracts, to attempt to hedge the Fund's holdings. The use of derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (the "CFTC"). Pursuant to such regulations, the Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of the CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contract and related options positions are "in the money," do not exceed 5% of the Fund's net assets. To the extent the Fund is to engage in derivative transactions, it will limit such transactions to no more than 5% of its net assets.

        Options on Securities and Indices. Subject to its investment objective, policies, and restrictions, the Fund may purchase put or call options on securities and indices and write (sell) covered call options. The Fund may enter into closing transactions, exercise its options, or permit them to expire. The Fund intends to engage in such transactions at times when it appears advantageous to the Investment Adviser to do so in order to hedge against the effects of market conditions and to protect the value of its assets. The Fund does not currently engage in or plan to engage in the practice of writing options, other than covered call options.

        A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). In effect, the buyer of a put option who also owns the related stock is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to sell that security. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). At times the Fund may wish to establish a position in securities upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the stock at the cost of the call option plus the exercise price of the option. The Fund will benefit only if the market price of the related investments is above the call price plus the premium during the exercise period, and the call is either exercised or sold at a profit. This procedure also provides some protection from an unexpected downturn in the market because the Fund would be at risk only for the amount of the premium paid for the call option which the Fund's Investment Adviser may, if it chooses, permit to expire.

        When the Fund writes (sells) a covered call option on a security, it will receive a premium from the buyer of the option and will be obligated to sell the related securities at the specified price if the option is exercised before the expiration date. A call option is considered "covered" when the writer (seller), in this case the Fund, already owns the underlying security. In determining whether a covered call option will be written on the Fund's securities, the Investment Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option. If an option written (sold) by the Fund is not exercised, the Fund will profit from the premium received and, in the event of a decline in the market value of the related securities, will be able to offset depreciation in such securities to the extent of the premium received. While holding securities during the term of a related option written by the Fund, the Fund may be exposed to possible decreases in the value of such securities that may otherwise have been avoided if the securities had been sold. In the event the market value of the related securities increases and the option holder does exercise the call option, the Fund will recognize capital appreciation in the related securities only to the extent of the exercise price plus the amount of premium paid and may forfeit an opportunity to realize profit from any increase in the value of the underlying security above the exercise price plus the premium.

        As part of its options transactions, the Fund may also purchase index options. Through the purchase of index options, the Fund can achieve many of the same objectives as through the purchase of options on individual securities. Options on securities indices are similar to options on a security, except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of an option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The value of a stock index option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Investment Adviser may purchase call index options as a hedge against a general increase in the price of securities in connection with either sales of portfolio securities or deferrals of purchases of securities it may desire to purchase at a later date. Put index options may be purchased as a hedge against a general decline in the value of securities, rather than selling portfolio securities. Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities that are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or exercised at a profit prior to expiration, the Fund will forfeit its entire investment in the option, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

        Foreign Currency Transactions. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. The use of currency-related derivatives by the Fund involves a number of risks, including, among others, the value of currency-related derivatives depends on the value of the underlying currency relative to the U.S. dollar, lack of a systematic reporting system, lack of secondary markets and counterparty risk.

Other Investment Policies and Techniques

        Lending of Fund Securities. Subject to its investment objective, policies, and restrictions, the Fund may lend its portfolio securities under the following conditions: (i) the collateral to be received from the borrower will be invested in short-term securities, the income from which will increase the return to the Fund; (ii) the Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to dividends, interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (iii) such loans will be terminable within three business days; and (iv) upon termination of the loan, the Fund will receive securities which are of the same class and issue as those loaned. In the event that the borrower of such loaned securities fails financially, the Fund might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Fund may pay reasonable fees to persons not affiliated with the Fund, as defined in the 1940 Act, in connection with the arranging of such loans.

        Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive measures that are inconsistent with their respective principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, United States government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or it may retain cash. In taking such measures, the Fund may not achieve its investment objective.

Ratings

        The Fund may make limited investments in bonds and convertible debentures rated not less than BBB by S&P or Baa by Moody's. The Fund may also invest on a temporary defensive basis all or part of its assets in investment-grade commercial paper.

        See the Appendix A to this Statement of Additional Information for an explanation of ratings.

Policy on Disclosure of Portfolio Holdings

        The Board of Trustees has adopted a policy on the disclosure of portfolio holdings. Generally, a complete list of the portfolio holdings of the Fund, as of the close of the regular trading session on each day the New York Stock Exchange ("NYSE") is open for regular session trading, will be made publicly available at www.whummer.com. No person or entity may accept any compensation or consideration of any kind (including any agreement to maintain assets in the Fund or enter into or maintain any other relationship with the Investment Adviser or any affiliated persons) in connection with the release of information relating to the Fund's portfolio holdings.

        Any person requesting a complete list of portfolio holdings of the Fund will be provided the portfolio holdings list most recently made publicly available. The Fund may release nonpublic portfolio holdings information to selected parties ("Early Disclosure") if (i) based on a determination by any two of the president, the chief financial officer or the chief compliance officer, disclosure of the portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund and (ii) the recipient of the information agrees in writing that it is subject to a duty of confidentiality with the information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available.

        Early Disclosure may be made to the trustees of the Trust or service providers to the Fund who have a reasonable need of that information in order to perform their services for the Fund, including but not limited to Wayne Hummer Investments L.L.C., the Fund's attorneys, independent public accounting firm, custodian, transfer agent, proxy voting services and pricing services. Early Disclosure also may be made to broker-dealers or other counterparties, research providers or analytical services (e.g. Morningstar) in connection with their provision of brokerage, research or analytical services and in connection with purchases or redemption in-kind permitted under the Trust's policy on purchases and redemptions in-kind.

        The Fund may also disclose nonpublic portfolio information to persons who are subject to the Code of Ethics of the Trust, Wayne Hummer or the Investment Adviser. A report of any exceptions to the policy will be made to the Trust's board of trustees no later than at their next regularly scheduled board meeting.

                             MANAGEMENT OF THE TRUST

Trustee and Officers

        Responsibility for overall management of the Fund rests with the Board of Trustees in accordance with Massachusetts law.

        The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser or Wayne Hummer Investments L.L.C., if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                               Interested Trustee


                                                                   Number
                                                                     of
                                                                 Portfolios
                                     Term of                        in
                                     Office                        Fund
                                       and        Principal       Complex        Other
            Name,      Position(s)  Length of   Occupation(s)     Overseen    Directorships
          Age and         Held        Time      During Past 5        by         Held by
           Address     with Fund     Served         Years          Trustee      Trustee
        ------------  ------------  ---------  ----------------  ----------  ----------------
        Joseph        Trustee       Since      Chairman, Wayne        1      Loomis-Sayles
        Alaimo,                     January    Hummer Trust                  Funds and
        74**                        2003       Company (WHTC);               Loomis-Sayles
        727 N. Bank                            formerly chief                Investment Trust
        Lane Lake                              investment                    through November
        Forest, IL                             officer for                   2003 (investment
        60045                                  WHTC, January                 companies) (22
                                               1995 to February              portfolios)
                                               2003.


        **Mr. Alaimo is an "interested person" of the Trust as defined in the 1940 Act because he is Chairman of Wayne Hummer Trust Company, an affiliated person of the Investment Adviser.

                             Non-Interested Trustees


                                                                          Number
                                                                            of
                                                                        Portfolios
                                                                            in
                                          Term of                          Fund
                                         Office and     Principal        Complex           Other
                           Position(s)    Length of    Occupation(s)      Overseen      Directorships
         Name,                Held         Time       During Past 5         by            Held by
    Age and Address         with Fund     Served          Years          Trustee          Trustee
------------------------  -------------  ----------  -----------------  ----------  ---------------------
Charles V. Doherty, 71    Trustee, Vice  Since 1994  Managing               1       Knight Trading Group,
1440 North State          Chairman of                Director, Madison              Inc. (holding company
Parkway                   the Board of               Advisory Group                 for securities
Chicago, IL 60610         Trustees                   (registered                    broker); Howe Barnes
                                                     investment                     Securities, Inc.
                                                     adviser)                       (securities broker);
                                                                                    AHA Investment Funds
                                                                                    (investment company)
                                                                                    (4 portfolios)

Joel D. Gingiss, 62       Trustee        Since 1983  Attorney, Smith &      1       None.
207 Hazel Avenue                                     LaLuzerne, Ltd.,
Highland Park, IL  60035                             since  January
                                                     2002; Attorney,
                                                     Rosing, Smith,
                                                     Eriksen, Zeit and
                                                     Stanczak, Ltd.,
                                                     May 2000 to
                                                     December 2001;
                                                     Prior thereto,
                                                     Assistant State's
                                                     Attorney, Lake
                                                     County, Illinois.

Patrick B. Long, 62       Trustee and    Since 1983  Chairman & CEO,        1       None.
4300 Varsity Drive        Chairman of    Since July  OG Technologies,
Ann Arbor, MI  48108      the Board      2005        Inc. (surface
                          of Trustees                measurement
                                                     technology
                                                     company)

James J. Riebandt, 55     Trustee        Since 1999  Attorney,              1       None.
1237 South Arlington                                 Riebandt &
Heights Road                                         DeWald, P.C.
Arlington Heights, IL
60005

                                    Officers

                                           Term of
                                          Office and
                            Position(s)   Length of
         Name,                 Held          Time                 Principal Occupation(s)
    Age and Address         with Fund       Served                  During Past 5 Years
------------------------  --------------  ----------  -------------------------------------------------
Thomas J. Rowland,  59    President       Since 1996  First Vice President/Investments and  Managing
300 S. Wacker Drive                                   Director, Wayne Hummer Asset Management Company,
Chicago, IL  60606                                    since February 2002; formerly, President and
                                                      Director, Wayne Hummer Management Company.

David J. Galvan, 44       Vice President  Since 2003  Vice President, Wayne Hummer Asset Management
300 S. Wacker Drive                                   Company, since January 2003; Vice President,
Chicago, IL 60606                                     Wintrust Financial Corporation, prior thereto.

Jean M. Maurice, 42       Treasurer       Since 1987  Treasurer, Wayne Hummer Asset Management Company,
300 S. Wacker Drive                                   since February 2002.
Chicago, IL  60606        Secretary       Since 2002

Merrill A. Richardson,    Assistant       Since 2002  Fund accountant for Wayne Hummer Investment
35                        Secretary                   Trust.
300 S. Wacker Drive
Chicago, IL  60606

Board of Trustees

        The Board is currently comprised of five trustees, four of whom are classified under the 1940 Act as "non-interested" persons of the Trust and are often referred to as "independent trustees." The Board has three standing committees -- an Audit Committee, a Governance Committee and an Executive Committee.


        The Audit Committee selects the Fund's independent auditors and oversees the accounting and financial reporting processes of the Trust and the audits of the financial statements of the Fund. The members of the Audit Committee, all of whom are independent trustees, include Messrs. Doherty (Chairman), Gingiss, Long, and Riebandt. The Audit Committee held three meetings during the fiscal year ended March 31, 2005.



        The Governance Committee is primarily responsible for overseeing the independence and effective functioning of the Board of Trustees and for nominating independent trustees. The members of the Governance Committee, all of whom are independent trustees, include Messrs. Riebandt (Chairman), Doherty, Gingiss, and Long. The Governance Committee held two meetings during the fiscal year ended March 31, 2005.


        The Governance Committee will consider nominees recommended by shareholders. The Trust has adopted procedures for the consideration of trustee candidates submitted by shareholders. Under these procedures, a shareholder may submit a recommendation for trustee candidate in writing via regular mail to the attention of the Secretary of the Trust at 300 South Wacker Drive, Chicago, IL 60606. All such recommendations must include the following information: (i) the number of shares of the Fund owned beneficially and of record by the shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information regarding the candidate that will be sufficient for the Fund to make a determination that the candidate is not an "interested person" of the Fund or the Investment Adviser; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, specifying if there is none; (vi) the Fund and the number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Governance Committee in evaluating the candidate. The Governance Committee may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished by the shareholder. If the nominating shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance Committee, the recommendation will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. Recommendations that have been properly submitted by shareholders pursuant to the procedures will be forwarded to the Governance Committee for consideration. When the Governance Committee is not actively recruiting new trustees, recommendations will be kept on file until active recruitment is underway.


        The Executive Committee is empowered to exercise such powers and authority of the Board of Trustees, as the Board may determine, when the Board of Trustees is not in session and as are consistent with law. The members of the Executive Committee include Messrs. Gingiss (Chairman), Alaimo (interested trustee) and Doherty (independent trustee). The Executive Committee held no meetings during the fiscal year ended March 31, 2005.


Trustee Compensation

        The Trust pays each independent trustee $15,000 per year, plus $1,250 per meeting attended, and reimburses each independent trustee for the travel and other expenses that he incurs in attending meetings. The trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. The trustee who is an interested person, as defined in the 1940 Act, and the officers of the Trust are compensated by the Investment Adviser, not the Trust.

        The following table shows the compensation that each trustee entitled to compensation received from the Trust for service as a trustee. All information shown is for the fiscal year ended March 31, 2005.

                       Core-                      Total Compensation from
                     Portfolio   Growth   Income    Fund Complex Paid to
       Trustee         Fund*      Fund     Fund*         Trustee
-------------------  ---------  --------  ------  -----------------------
Charles V. Doherty   $   1,963  $ 23,676  $  611          $ 26,250

Joel D. Gingiss      $   2,055  $ 24,834  $  611          $ 27,500

Patrick B. Long      $   2,055  $ 24,834  $  611          $ 27,500

James J. Riebandt    $   2,055  $ 24,834  $  611          $ 27,500

Eustace K. Shaw**    $   2,055  $ 24,834  $  611          $ 27,500

Each Fund paid a proportionate share of the independent trustees' compensation.

*The Wayne Hummer Income Fund was terminated effective May 25, 2004 and the
  Wayne Hummer CorePortfolio Fund was terminated effective March 22, 2005. **Eustace K Shaw retired from the Trust's board of trustees effective April 29, 2005.

Trustees' Holdings of Fund Shares

        The following table sets forth for each trustee, the dollar range of shares owned in the Growth Fund and CorePortfolio Fund, as of December 31, 2004, as well as the aggregate dollar range of shares in the Trust as of the same date.

                         Joseph      Charles V.       Joel D.       Patrick B.   James J.
   Name of Fund          Alaimo      Doherty          Gingiss          Long      Riebandt
----------------------  --------  ---------------  -------------  -------------  --------
CorePortfolio Fund*...     $0     $10,001-$50,000       $0        Over $100,000     $1-
                                                                                 $10,000
Growth Fund...........  $10,001-   Over $100,000   Over $100,000  Over $100,000     $0
                        $50,000

Aggregate Dollar
   Range of Trust       $10,001-       Over            Over            Over         $1-
   Shares Owned.......  $50,000      $100,000        $100,000        $100,000    $10,000

*The Wayne Hummer CorePortfolio Fund was terminated effective March 22, 2005.


        As of June 30, 2005, the trustees and officers as a group beneficially owned less than 1% of the outstanding shares of the Growth Fund. As of June 30, 2005, the Wintrust Financial Corporation Retirement Savings Plan (the "Retirement Plan") owned of record and beneficially 4.10% of the outstanding shares of the Growth Fund. Wayne Hummer Trust Company serves as trustee of the Retirement Plan, and Mr. Alaimo, an Interested Trustee of the Trust, is the chairman of Wayne Hummer Trust Company. No other person is known by the Trust to own beneficially 5% or more of the shares of any Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

        Subject to the review of the Board of Trustees, Wayne Hummer Asset Management Company acts as investment adviser to the Trust and provides the Trust with operating facilities and management services (the "Investment Adviser") under the terms of an Investment Advisory and Management Agreement.

        Wintrust Financial Corporation ("Wintrust"), a financial services holding company, is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("Wayne Hummer"), a Delaware limited liability company. Wayne Hummer, a registered broker-dealer firm, acts as the Trust's distributor and shareholder service agent (see "Distributor and Shareholder Service Agent" below). As noted above under "Management of the Trust," certain officers, directors or employees of Wayne Hummer are also officers, directors, or employees of the Investment Adviser, as well as officers and "interested persons," as defined in the 1940 Act, of the Trust. Moreover, Wayne Hummer may be deemed to be an affiliated person of the Investment Adviser and the Trust.


        The services and facilities provided and paid for by the Investment Adviser under the Investment Advisory and Management Agreement include investment advisory and portfolio management services; administrative services, office space, and basic facilities for management of the Trust's affairs (other than distribution of the Trust's shares and the furnishing of shareholder services, as described below); and compensation of all officers, trustees of the Trust who are "interested persons," as defined in the 1940 Act, of the Trust, and other personnel of the Trust for their services to the Trust. The Trust pays all other expenses incurred in its operation that are properly payable by the Trust. Certain of these expenses may be advanced on behalf of the Trust by the Investment Adviser or the Shareholder Service Agent and will be reimbursed to such party by the Trust. The compensation of the Trust's Chief Compliance Officer is borne partly by the Investment Adviser and partly by the Trust.

        The continuation of the Investment Advisory and Management Agreement was approved by the Board of Trustees, including all of the trustees who are not parties to the agreement or interested persons of any such party, on July 28, 2005 at a meeting called for that purpose. The Trustees of the Trust, more than 75% percent of whom have never been affiliated with the Investment Adviser ("Independent Trustees"), oversee the management of the Growth Fund and, as required by law, determine annually whether to continue the Investment Advisory and Management Agreement for the Fund.

        In connection with their most recent consideration of the Investment Advisory and Management Agreement for the Growth Fund, the Trustees received and reviewed a substantial amount of information provided by the Investment Adviser in response to a request of the Independent Trustees and their legal counsel. In the course of their consideration of the Agreement the Independent Trustees were advised by their legal counsel, and, in addition to meeting on two separate occasions with management of the Investment Adviser to consider the Agreement, they also met separately in executive session with their counsel.

        At a meeting held on July 28, 2005, based on their evaluation of the information provided by the Investment Adviser and other information, the Trustees determined that the overall arrangements between the Fund and the Investment Adviser were fair and reasonable in light of the nature and quality of the services provided by the Investment Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory and Management Agreement for the Fund for an additional one-year period, subject to earlier termination as provided in the Agreement.

        In considering the continuation of the Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Agreement are discussed separately below.

Nature, Extent and Quality of Services

        The Trustees reviewed the nature, extent and quality of the services of the Investment Adviser , taking into account the investment objective and strategy of the Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Investment Adviser, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by the Investment Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Fund's administrator, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Fund and with applicable securities laws and regulations.

        The Trustees concluded that the nature, extent and quality of the services provided by the Investment Adviser to the Fund were appropriate and consistent with the terms of the Investment Advisory and Management Agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Fund was likely to benefit from the continued provision of those services. They also concluded that the Investment Adviser had sufficient personnel, with the appropriate education and experience to serve the Fund effectively.

Performance of the Fund

        The Trustees considered the short-term and longer term performance of the Fund. They reviewed information comparing the Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark (the Russell Mid-Cap Stock Index) and they also considered the Morningstar ratings of the Fund and the portfolio turnover rate of the Fund. They noted that the performance of the Fund lagged the average performance of its Lipper performance universe for recent periods; the Fund's longer term performance was significantly better than its shorter term performance; the Fund had an overall four star rating by Morningstar (out of a possible five stars); and the Fund had a very low rate of portfolio turnover, which affords shareholders a level of tax efficiency. They concluded that the Fund had achieved its objective over the longer term.

Costs of Services Provided

        The Trustees examined information on the fees and expenses of the Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of investment advisory fees for the Fund was below the mean advisory fee rate of the peer group of funds selected by Lipper. Moreover, the total expense ratio of the Fund was below the average expense ratio of the Fund's Lipper peer group.

        The Trustees considered the methodology used by the Investment Adviser in determining compensation payable to the portfolio manager, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

        The Trustees also reviewed the Investment Adviser's management fees for its separate account clients. Although fee rates were lower than the advisory fee for the Fund for separate accounts having a similar strategy as the Fund and with net assets comparable with the Fund's, the Trustees noted that the Investment Adviser performs significant additional services for the Fund that it does not provide to those other clients, including administrative services, oversight of the Fund's other service providers, trustee support, regulatory compliance and numerous other services. They also noted that the Investment Adviser would be unlikely to agree to manage new separate accounts at the historic rates charged to the existing separate accounts and that the Investment Adviser received certain ancillary benefits from managing the separate accounts.

        The Trustees also considered the profitability to the Investment Adviser and its affiliates of their relationship with the Fund and found the Investment Adviser's profitability not to be unreasonable.

        Finally, the Trustees considered the financial condition of the Investment Adviser, which they found to be sound.

        The Trustees concluded that the management fee and other compensation payable by the Fund to the Investment Adviser and its affiliates were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Investment Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Investment Adviser, the investment performance of the Fund and the expense limitations agreed to by the Investment Adviser.

Economies of Scale

        The Trustees received and considered information about the potential of the Investment Adviser to experience economies of scale as the assets of the Fund increase. They noted that the Fund pays an advisory fee based on the Fund's average net assets, with reductions in the rate of fee at increased asset levels, and the rate of advisory fee paid by the Fund was below the mean fee rate of the Fund's peer group selected by Lipper. The Trustees concluded that the current fee structure of the Fund was reasonable and that the breakpoints in the fee schedule should provide for a sharing between the Fund and the Investment Adviser of economies of scale if the assets of the Fund increase significantly.

Other Benefits to the Investment Adviser

        The Trustees also considered benefits that accrue to the Investment Adviser and its affiliates from their relationship to the Fund. They recognized that an affiliate of the Investment Adviser serves the Fund as distributor and shareholder service agent. The Trustees also considered the Investment Adviser's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain a limited amount of research products and services benefiting the Fund and/or other clients of the Investment Adviser. The Trustees concluded that the Investment Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Fund. The Trustees also concluded that, other than the services provided by the Investment Adviser and its affiliates pursuant to the agreements and the fees to be paid by the Fund therefor, the Fund and the Investment Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Investment Adviser derives a modest benefit from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund and that the Fund benefits from the Investment Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Investment Adviser. They further concluded that success of the Fund could attract other business to the Investment Adviser and that the success of the Investment Adviser could enhance the Investment Adviser's ability to serve the Fund.

        After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the Investment Advisory and Management Agreement for the Fund was in the best interest of the Fund and its shareholders.

As compensation for its investment advisory and management services to the Fund, the Investment Adviser receives from the Fund an annual investment advisory fee, computed and accrued daily and payable monthly, based upon the Fund's average daily net assets as follows:


         Name of Fund    Average Daily Net Asset Value   Fund Management Fee
        --------------  --------------------------------  -------------------
        Growth Fund     For the first $100 million              0.800%
                        For the next $150 million               0.650%
                        For all assets over $250 million        0.500%

        The Investment Adviser has contractually agreed to waive its fee payable by the Fund to the extent that the Fund's ordinary operating expenses (on an annualized basis) during any fiscal year, including its own fee, exceed 1.5% of the average daily net assets of the Fund. Expenses that are not subject to this limitation are interest, taxes, brokerage commissions, and extraordinary items such as litigation costs.

        The following table shows the dollar amounts the Fund paid the Investment Adviser under the Investment Advisory and Management Agreement for the last three fiscal years:

                             Fiscal Year Ended March 31,
                        -------------------------------------
                            2005         2004         2003
                        -----------  -----------  -----------
        Growth Fund     $ 1,227,396  $ 1,078,128  $ 1,026,038

        The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement") between the Investment Adviser and the Trust. Under this agreement, the Investment Adviser maintains the accounting books and records for the Fund constituting the record forming the basis for the Fund's financial statements; maintains capital stock accounts for the Fund; prepares a daily trial balance for the Fund; calculates the daily net asset value of the Fund; maintains all records of a financial nature for the Fund's transactions; and processes special ledgers and other reports when requested. The Accounting Agreement continues in effect until terminated by either the Investment Adviser or the Trust upon 60 days' prior written notice. In addition, the Trust may terminate the Accounting Agreement without prior written notice to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

        Under the Accounting Agreement, the Investment Adviser receives, as compensation for its accounting services to the Trust, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's respective average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser receives an equipment fee of $50 per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs that are incurred in providing pricing and software services. For the services provided under the Accounting Agreement, the Fund paid the Investment Adviser the dollar amounts set forth in the table below for the last three fiscal years:

                                  Fiscal Year Ended March 31,
                                 ----------------------------
                                   2005      2004      2003
                                 --------  --------  --------
                Growth Fund      $ 32,775  $ 25,209  $ 22,238

Portfolio Manager


As of March 31, 2005, Thomas Rowland was the portfolio manager of the Growth Fund with total net assets of approximately $174 million and 66 other accounts with a total of $203 million in assets. Other accounts do not include any registered investment companies or other pooled investment vehicles.


Because Mr. Rowland manages assets for other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund. In such instances, Mr. Rowland may have an incentive to favor the higher-based fee accounts over the Fund. Mr. Rowland does not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address conflicts of interest.

Mr. Rowland receives a combination of base compensation and discretionary compensation, which may be comprised of a cash bonus, stock options and restricted stock in Wintrust. Wintrust's stock option program adheres to a vesting schedule to create incentives to retain key talent. Several factors are considered in determining the discretionary compensation, including client retention, Investment Adviser's profitability and growth of assets, contributions to the business objectives of the Investment Adviser and contributions to client objectives.

Mr. Rowland beneficially owns between $100,001 and $500,000 of the Growth Fund.

Proxy Voting Policies and Procedures

        The Trust's board of trustees has delegated to the Investment Adviser authority to vote proxies on behalf of the Fund with respect to any securities held by the Fund, subject to the general oversight of the trustees.

        To ensure consistency in voting proxies on behalf of its clients, including the Fund, the Investment Adviser has established Proxy Voting Policies and Procedures, which specify how proxies will normally be voted on various specific types of proposals.

        The Investment Adviser has established a Proxy Committee, one member of which is the Proxy Coordinator. Uncontested proxy votes in which the Proxy Policies and Procedures calls for a "for" or "against" vote are voted accordingly by the Proxy Coordinator. Unusual or controversial proposals are reviewed by a member of the Proxy Committee, who makes recommendations to the Proxy Committee based on information from the issuer, the Investment Adviser's internal analysts or other research sources. Contested, non-routine, unusual and controversial proposals are submitted to the Proxy Committee.

        The Investment Adviser's general policy is to vote exclusively in the best interests of its clients, including the Fund and its shareholders. If a member of the Proxy Committee is aware of an actual or potential material conflict of interest due to a business relationship, a personal relationship or familial relationship with the Investment Adviser or an affiliate of the Investment Adviser (including employees), the conflict will be disclosed to the Proxy Committee, which shall vote on the proposal as recommended by an independent proxy voting service. A business conflict of interest will be considered material if at least 1% of the annual revenue of the Investment Adviser or of an affiliate of the Investment Adviser is derived from a business relationship with the parties involved.

        The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix B. Information about how the Fund voted proxies relating to its portfolio securities during the 12-month period ending June 30 is available without charge, upon request, by calling 1-800-621-4477; or on the Fund's website at www.whummer.com and the SEC's website at www.sec.gov.

Distributor and Shareholder Service Agent

        Pursuant to a Distribution Agreement, Wayne Hummer Investments L.L.C., 300 South Wacker Drive, Chicago, Illinois 60606, is the principal underwriter and distributor in the continuous offering of the Trust's shares. The Distribution Agreement provides that Wayne Hummer will use its best efforts to distribute the Fund's shares. Wayne Hummer also acts as the Fund's Shareholder Service Agent pursuant to a Shareholder Service Agreement.


        Under these agreements, Wayne Hummer directly or through other firms, as discussed below, provides information and services to existing and potential shareholders such as processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares as well as transmitting purchase orders to the Trust's transfer agent; maintaining records of shareholders' transactions for federal and state tax and securities law purposes as well as for other purposes; preparing and transmitting federal and state tax informational returns relating to share transactions to shareholders and governmental agencies; recording dividends on shareholders' brokerage accounts with Wayne Hummer and forwarding cash dividends to shareholders; generating and transmitting transaction confirmations (if required) and periodic statements to shareholders; transmitting redemption requests to the Trust's transfer agent and transmitting the proceeds of redemption of shares pursuant to shareholder instructions when such redemption is effected through Wayne Hummer; transmitting proxy materials and reports to the Fund's shareholders; providing telephonic and written communications with respect to shareholder account inquiries and serving as the primary interface with existing and potential shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising, and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.


        Wayne Hummer may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing shareholders as Shareholder Service Agent, including such costs as postage; data entry, modification and printout; stationery; tax forms; and all external forms or printed material. However, Wayne Hummer does not receive a fee from the Trust, nor is it reimbursed by the Trust for any expenses it incurs in its capacity as Distributor of the Trust's shares.

        Pursuant to the Distribution Agreement, Wayne Hummer is entitled to deduct a commission on Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Prospectus, and the net asset value on which such price is based. Out of that commission, Wayne Hummer may reallow to dealers such concession as Wayne Hummer may determine from time to time. In addition, Wayne Hummer is entitled to deduct a CDSC on the redemption of Fund shares sold without an initial sales charge, in accordance with, and in the manner set forth in the Prospectus. For the fiscal years ended March 31, 2005, 2004, and 2003, Wayne Hummer received from sales of shares of the Growth Fund $80,864, $55,375, and $58,388, respectively. All of the amounts received were paid to brokers affiliated with Wayne Hummer. Wayne Hummer receives no compensation from the Fund as distributor and pays all expenses of distribution of the Trust's shares not otherwise paid by dealers or other financial services firms. Wayne Hummer retains the applicable sales charge upon the purchase of Fund shares and pays out all of this sales charge or may allow concessions or discounts to firms for the sale of Fund shares on applicable sales.

        Wayne Hummer may appoint various broker-dealer firms to assist in providing distribution services for the Trust and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Trust under service agreements. Wayne Hummer or the Investment Adviser may pay these broker-dealers and other firms a fee for their services.

        The Investment Adviser entered into an agreement with Wayne Hummer whereby the Investment Adviser has agreed to pay to Wayne Hummer for various services, including the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 0.20% of the average assets of the Trust, and (b) for services rendered by Wayne Hummer to Trust shareholders under the Shareholder Service Agreement, an amount allocated based on the budgeted amount of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services.

Code of Ethics


        The Investment Adviser, the Trust, and Wayne Hummer have adopted a joint code of ethics. Access persons (as defined in the code) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities holdings and transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

                              BROKERAGE ALLOCATION

        The Investment Adviser determines the securities to be purchased, sold, and held by the Trust and places all orders subject to the general supervision of the Board of Trustees. Transactions are allocated among various brokers and dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Investment Adviser must base its execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability, and integrity; willingness to take positions in securities; general operational capabilities; and financial condition. The Investment Adviser may, consistent with Section 28(e) of the Securities Exchange Act of 1934, pay a commission to a broker-dealer that may be greater than the commission another broker-dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided. When the execution and prices offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers or dealers that provide the Investment Adviser with research, statistical, or other services. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends, and portfolio strategy. It is not possible to place a monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed, and reviewed by the Investment Adviser's staff, the receipt of such information is not expected materially to reduce the Investment Adviser's cost of performing its advisory contract with the Trust. The information received may be used by the Investment Adviser for its other clients and/or made available to Wayne Hummer for use in serving its customers. Additionally, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Portfolio securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the 1940 Act, of either.

        The investment decisions for the Fund are reached independently from decisions for the Investment Adviser's clients ("Clients"). The Fund may, however, make investments in certain securities at the same time as other Clients. When the Fund and/or Clients have funds available for investment in or wish to sell securities, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in the transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and/or its Clients. In some cases this procedure may affect the size or price of the position available to the Trust. It is the opinion of the management of the Trust that the benefits available outweigh any disadvantages that may arise from concurrent transactions.

        The total brokerage commissions and other transaction costs paid by the Trust in connection with the purchase or sale of portfolio securities for the Fund is set forth in dollar amounts in the table below for the last three fiscal years:

                         Fiscal Year Ended March 31,
                        ----------------------------
                          2005      2004      2003
                        --------  --------  --------
        Growth Fund     $ 39,275  $ 40,990  $ 32,076

        None of these brokerage commissions were paid to a broker that is an affiliated person of the Trust or to a broker that is an affiliated person of an affiliated person of the Trust, the Investment Adviser or Wayne Hummer.

        Fixed-income and money market instruments normally are purchased directly from the issuer or from an underwriter or a market maker. Usually, no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of securities may include a concession paid by the issuer to the underwriter. The purchase price paid to dealers serving as primary market makers for fixed-income or money market instruments may include a spread between the bid and asked prices.

                       SHAREHOLDER RIGHTS AND LIABILITIES

        The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional units of beneficial interest in one or more separate series. Only one series is currently established, which is designated as the "Wayne Hummer Growth Fund." Each Fund share is without par value, represents a proportionate interest in the Fund equal to the proportionate interest represented by each other share in the Fund, and is entitled to such dividends and distributions as are declared by the trustees. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution. Shares do not have cumulative voting, preemptive, or conversion rights. Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below.

Certificates representing the shares are not issued. Rather, State Street Bank and Trust Company, the Trust's transfer agent, maintains a record of each shareholder's ownership. Shareholders will receive confirmations of all purchases and sales of Trust shares made for their account, including reinvestment of dividends or other distributions.

        The Trust Agreement permits the Trustees, without further shareholder action, to issue one or more additional classes of shares in any present or future series of the Trust. Any such additional class or classes of shares would have such preferences or special or relative rights and privileges as the Trustees may determine and would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on investments, and all other Trust operating expenses. All classes of shares will vote together as a single class at shareholder meetings, except that shares of a class that are affected in a materially different way from shares of other classes by a matter will vote as a separate class on that matter and that holders of shares of a class that are not affected by a matter will not vote on that matter.

        The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all shares entitled to vote will be voted in the aggregate and not by series, except if the trustees have determined that the matter affects only one series or as required by the 1940 Act. Thus, voting with respect to certain matters will be by series (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Trust shareholders in the aggregate (such as election of trustees).

        As a general rule, the Trust will not hold annual or other meetings of Trust shareholders. Under the Trust Agreement, shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-Laws of the Trust, any registration of the Trust with the SEC or any state, or as the trustees may consider necessary or desirable. The Trust will, however, in accordance with the 1940 Act, hold a shareholders meeting for the election of trustees when less than a majority of the trustees holding office have been elected by shareholders. In addition, if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

        A shareholders meeting will also be held to remove a trustee or trustees from office upon the written request of the holders of not less than 10% of the Trust's outstanding shares. Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares at a meeting duly called for that purpose. Upon the written request of the holders of shares having a net asset value of $25,000 or constituting 1% of the outstanding shares of each Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

        The Trust Agreement provides that shareholders will not be subject to any personal liability to any person extending credit to, contracting with, or having any claims against the Trust and that every written agreement, obligation, instrument, or undertaking made by the Trust will contain a provision that such written agreement, obligation, instrument, or undertaking is not binding upon the shareholders personally. Pursuant to Massachusetts law, shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument, or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given. With respect to other claims, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that shareholders will be entitled to reimbursement from the general assets of the Trust.

        The trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. The Trust is covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, since it is limited to circumstances in which the provisions limiting liability are inoperative and the Trust itself is unable to meet its obligations.

                                  NAME LICENSES

        Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), a registered service mark of Wayne Hummer and the logo "WH" ("Logo"), also a registered service mark of Wayne Hummer, without charge for as long as the Trust is solvent, Wayne Hummer Asset Management Company is the Investment Adviser to the Trust, and Wayne Hummer is the Trust's Distributor and Shareholder Service Agent. If Wayne Hummer Asset Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor and Shareholder Service Agent, then the Trust will be required to change its name and to deliver to Wayne Hummer Asset Management Company for destruction all materials in which the Name and/or Logo are used. Wayne Hummer Asset Management Company may exercise control over use of the Name and/or Logo, and the Trust has agreed to indemnify Wayne Hummer Asset Management Company against expenses or losses which may arise from the Trust's misuse of the Name and/or Logo or out of any breach of the License regarding the use of the Name and/or Logo.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

        Purchase of Shares. The Fund reserves the right in its sole discretion
(1) to suspend the offering of its shares, (2) to reject purchase orders if management determines such rejection is in the best interest of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, and (4) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

        Reducing or Eliminating the Front-end Sales Charge. You can reduce or eliminate the applicable front-end sales charge on shares of the Growth Fund, as follows.

        Quantity Discounts. Purchase of more than $1 million can reduce or eliminate the sales charge you pay. You may combine purchases of shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within 18 months of purchases.

        Accumulated Purchases. If you make an additional purchase of shares, you can count the net asset value of previous share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

        Letter of Intent. You can sign a Letter of Intent committing to purchase $1 million of shares within a 13 month period to combine such purchases in calculating the sales charge. The Trust's custodian will hold shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the custodian will release the shares in escrow to your account. If you do not fulfill the Letter of Intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

        Purchases through Managed Accounts. If you purchase through an account established with certain fee-based investment advisers or financial planners, a wrap fee account, or other managed agency/asset allocation account with whom Wayne Hummer has a selling agreement you may purchase Fund shares at net asset value.

        Purchase by Affiliates of the Trust. The following individuals and their immediate family members may buy shares at NAV without any sales charge because there are nominal or no sales efforts associated with their purchases:

        . officers and trustees/directors of the Trust, Wayne Hummer, the Investment Adviser, Wintrust, subsidiaries of Wintrust and their immediate family members;

        . trustees/directors of any mutual fund sponsored by the Investment Adviser; and

        . bona fide, full-time employees of the Investment Adviser, Wayne Hummer, Focused Investments, L.L.C., Wintrust, subsidiaries of Wintrust and their immediate family members.

        For these purposes, "immediate family" is defined to include a person's spouse, parents, and children.

        Anti-Money Laundering Laws. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

        Shares Purchased through Intermediaries. The Fund has authorized certain agents to accept on their behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to the Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.

        Some investors may purchase shares of the Fund through an Authorized Agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. The Fund may pay a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by the Investment Adviser.

        Offering Price. Shares of the Fund are offered and sold on a continuous basis at the offering price, which is the net asset value per share, plus any applicable sales charge. For the Fund, net asset value is calculated on each day the New York Stock Exchange ("NYSE") is open for regular session trading. On the following days, the NYSE is scheduled to be closed: New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value also is not calculated on any day during which there is not a sufficient degree of trading in securities held by the Fund so as to affect materially such Fund's NAV. The NAV per share for the Fund is computed by dividing the value of the Fund's portfolio holdings, plus any other assets minus all liabilities by the total number of such Fund's shares outstanding. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

        A security (other than a fixed income security or debt security or security for which the primary market is NASDAQ) is valued at the last reported sale price for such security on its principal exchange. A security for which the primary market is NASDAQ is valued at the NASDAQ Official Closing Price as defined by NASDAQ, and in the absence of any Official Closing Price on the valuation date, the security is valued at the last reported price. If there were no sales on the security's principal exchange on the valuation date, the security shall be valued at the last reported sale price on another exchange, if any, on the valuation date, up to the time of valuation, on the other exchanges. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the security is valued at the last reported sale price prior to that day if that price is between the closing bid and asked prices on the valuation date or otherwise at the midpoint of such bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

                                      TAXES

        Information concerning the tax consequences to Fund shareholders of buying, holding, exchanging, and selling the Fund's shares may be found in the Prospectus under the subheading "Taxes."

        The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. To preserve its tax status, the Fund must comply with certain requirements. If the Fund failed to meet these requirements in any taxable year, it would be subject to tax on its taxable income at corporate rates. In such case, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be treated under current law as "qualified dividend income," taxed at the reduced rate of 15% applicable to long-term capital gains. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

        Any loss recognized on the disposition of a Fund's shares that were held for six months or less will be treated as a long-term capital loss to the extent that the shareholder has received only long-term capital gain distributions on such shares.

        A Fund's options, futures, and foreign currency transactions would be subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

        The mark-to-market rules of the Code may require the Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of its fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

        A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

                             PERFORMANCE INFORMATION

        In General. In advertising, sales literature, and other publications, the Fund's performance may be quoted in terms of total return, average annual total return, yield, and effective yield, which may be compared with various indices and investments, other performance measures or rankings, other mutual funds, or indices or averages of other mutual funds.

        Average annual total return (before and after taxes) and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund. Yield is an annualized measure of the net investment income per share earned over a specific one-month or 30-day period, expressed as a percentage of the net asset value of the Fund.

        The Fund's performance quotations are based upon historical results, and are not necessarily representative of future performance. The Fund's shares are sold at net asset value less the applicable sales charge, and performance figures and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

        Average Annual Total Return. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then-effective public offering price, assuming the deduction of the maximum sales load, ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

        The average annual total return for the Fund for the applicable one-, five-, and ten-year periods and from commencement of operations through March 31, 2005 are as follows:

                                       1-Year  5-Year  10-Year  Life of Fund
                                       ------  ------  -------  ------------
        Growth Fund/(1)/ ..........    4.46%   0.46%   10.86%   11.48%

----------
/(1)/   Commenced operations on December 30, 1983.

        Average Annual Total Return (after Taxes on Distributions). The Fund's average annual total return (after taxes on distributions) is computed in accordance with a standardized method prescribed by rules of the SEC. Average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (and for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                          P(1+T)[POWER OF n] = ATV//D//

Where:        P =   a hypothetical initial payment of $1,000
              T =   average annual total return (after taxes on distributions)
   [POWER OF n] =   number of years
       ATV//D// =   ending value of a hypothetical $1,000 payment made at
                    the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods, after taxes on distributions but not after taxes on redemptions.

        In calculating average annual total return (after taxes on distributions), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.

        The average annual total return (after taxes on distributions) for the Fund for the one-, five- and ten-year periods and from commencement of operations through March 31, 2005 are as follows:

                                       1-Year  5-Year   10-Year  Life of Fund
                                       ------  -------  -------  ------------
        Growth Fund/(1)/ ..........    3.94%   (0.16%)  9.63%    10.18%

----------
/(1)/   Commenced operations on December 30, 1983.

        Average Annual Total Return (after Taxes on Distributions and Redemption). The Fund's average annual total return (after taxes on distributions and redemption) is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Average annual total return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods (and for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)[POWER OF n] = ATV//DR//

Where:     P =      a hypothetical initial payment of $1,000
           T =      average annual total return (after taxes on
                    distributions and redemption)
[POWER OF n] =      number of years
   ATV//DR// =      ending value of a hypothetical $1,000 payment made at the
                    beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods, after taxes on distributions and redemption.

        In calculating average annual total return (after taxes on distributions and redemption), the following assumptions will be made: (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.

        The average annual total return (after taxes on distributions and redemption) for the Fund for the one-, five- and ten-year periods and from commencement of operations through March 31, 2005 are as follows:

                                       1-Year  5-Year  10-Year  Life of Fund
                                       ------  ------  -------  ------------
        Growth Fund/(1)/ ..........    2.56%   0.14%   9.02%    9.72%

----------
/(1)/   Commenced operations on December 30, 1983.

        Cumulative Total Return. Cumulative total return for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then-effective offering price (net asset value per share less the maximum sale charge) ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        The cumulative total return for the Fund for the applicable one-, five-, and ten-year periods and from commencement of operations through March 31, 2005 are as follows:

                                       1-Year  5-Year   10-Year  Life of Fund
                                       ------  -------  -------  ------------
        Growth Fund/(1)/ ..........    4.46%   2.34%    180.38%  908.32%

----------
/(1)/   Commenced operations on December 30, 1983.

        Yield. The yield for the Fund is computed in accordance with certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles. The Growth Fund's yield based upon the one-month period ended March 31, 2005 was 0.01%. The Fund's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[(((a-b)/cd)+1)/(6)/-1]

Where:  a  = dividends and interest earned during the period.
        b  = expenses accrued for the period (net of reimbursements).
        c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d  = the offering price per share on the last day of the period.

        Comparison of Fund Performance to Market Indices. From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services ("Lipper"), Ibbotson Associates, CDA/Wiesenberger, or Morningstar, Inc., ("Morningstar") or by publications of general interest such as Fortune, Forbes, Institutional Investor, Money, The Wall Street Journal, Kiplinger's Personal Finance Magazine, U.S. News and World Report or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Russell Mid-Cap Index, and the NASDAQ composite. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Trust's independent registered public accounting firm is Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the Trust's assets and as the Trust's Transfer and Dividend Paying Agent.

         The Custodian is responsible for holding all securities and cash of the Trust, receiving and paying for securities purchased, receiving payment for and delivering securities sold upon payment therefor, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Trust. The Trust has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Trust may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

                                  LEGAL COUNSEL

        The law firm of Bell, Boyd & Lloyd, Chicago, Illinois, acts as legal counsel to the Trust and to the independent trustees.

                             REPORTS TO SHAREHOLDERS

        Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of reports be mailed to each account with a common taxpayer number or to two or more shareholders in the same household.

                              FINANCIAL STATEMENTS

        The Trust's audited financial statements including the notes thereto, contained in the Trust's Annual Report to Shareholders for the period ended March 31, 2005, are incorporated herein by reference. Copies of the Annual Report to Shareholders may be obtained without charge by writing or calling the Trust.

                    APPENDIX A - RATINGS OF DEBT OBLIGATIONS

                            COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

"A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

"B" - Issue has only a speculative capacity for timely payment.

"C" - Issue has a doubtful capacity for payment.

"D" - Issue is in payment default. The "D" category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S& P believes such payments will be made during such grace period.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1" - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

"Prime-3" - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime"- Issuer does not fall within any of the Prime rating categories.

                        CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

"C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S& P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                APPENDIX B -PROXY VOTING POLICIES AND PROCEDURES

                      WAYNE HUMMER ASSET MANAGEMENT COMPANY

                        Proxy Voting Policy & Procedures

               F = For           A = Against        C = Case by Case

General Proxy Voting Guideline:
To ensure consistency in voting proxies on behalf of clients, WHAMC will follow these Proxy Voting Policies and Procedures. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The Proxy Committee may decide to vote in a different manner due to certain special circumstances that may arise. The reason any item is voted contrary to these guidelines will be fully explained in the records of WHAMC.

                        Directors, Executives & Employees
        -------------------------------------------------------------------
        F    Uncontested Election of Director
        -------------------------------------------------------------------
        C    Contested Election of Director
        -------------------------------------------------------------------
        F    Required Majority of Independent Directors
        -------------------------------------------------------------------
        F    Audit, compensation and nominating and corporate governance committee membership exclusively of independent
        -------------------------------------------------------------------
             Directors
        -------------------------------------------------------------------
        F    Directors required to own a minimum amount of company stock
        -------------------------------------------------------------------
        A    Limit tenure of all Directors
        -------------------------------------------------------------------
        F    Mandatory retirement age for all Directors
        -------------------------------------------------------------------
        F    Limiting directors' liability and broadening indemnification of directors.
        -------------------------------------------------------------------
        C    Reprice management options
        -------------------------------------------------------------------
        F    Stock based compensation for Directors
        -------------------------------------------------------------------
        F    Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan including all non-executive employees.
        -------------------------------------------------------------------
        C    Disclosure of Executive and Director compensation in addition to the disclosure required by the Securities and Exchange
             Commission.
        -------------------------------------------------------------------
        F    Shareholder ratification of golden parachutes
        -------------------------------------------------------------------
        F    Shareholder approval to implement ESOP
        -------------------------------------------------------------------
        F    401(K) savings plans for employees
        -------------------------------------------------------------------
        C    Executive and Director compensation plans
        -------------------------------------------------------------------
        F    Executive or Director stock option plans.  Generally, stock option plans should meet the following criteria:
             i)       Whether the stock option plan is incentive based;
             ii)      It should be no more than 10% of the issued capital
                      at the time of approval.
        -------------------------------------------------------------------
        F    Director fees, provided the amounts are not excessive relative to their peers.
        -------------------------------------------------------------------
                           Proxies & Tenders
        -------------------------------------------------------------------
        A    Staggered or classified boards
        -------------------------------------------------------------------
        F    Annual election of all directors
        -------------------------------------------------------------------
        F    Shareholder ability to remove directors with or without cause
        -------------------------------------------------------------------
        F    Shareholders electing directors to fill board vacancies
        -------------------------------------------------------------------
        F    Cumulative voting
        -------------------------------------------------------------------
        A    Restriction of shareholder ability to call special meetings

        -------------------------------------------------------------------
        C    Shareholder's rights to act independent of management
        -------------------------------------------------------------------
        F    Fixed size of board or to designate a range for the board size.
        -------------------------------------------------------------------
        A    Management ability to alter size of board without shareholder approval
        -------------------------------------------------------------------
        F    Submission of poison pill for shareholder ratification
        -------------------------------------------------------------------
        C    Redemption of poison pill
        -------------------------------------------------------------------
        F    Fair price provisions
        -------------------------------------------------------------------
        A    Supermajority for any significant issue
        -------------------------------------------------------------------
        F    Anti-greenmail charter or by-law amendments or other such
             restrictions
        -------------------------------------------------------------------
        C    Dual class exchange offers or recaps or increases in authorized shares
        -------------------------------------------------------------------

                           Capital Structure
        -------------------------------------------------------------------
        C    Increase shares of authorized common stock.
        -------------------------------------------------------------------
        F    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred.
        -------------------------------------------------------------------
        F    Proposals to effect reverse stock splits if management
             proportionately reduces authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares seem reasonable.
        -------------------------------------------------------------------
        F    Requiring shareholder approval of "blank check" preferred stock
        -------------------------------------------------------------------
        F    Proposals to authorize preferred stock in cases where the
             company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock
             appear reasonable.
        -------------------------------------------------------------------
        C    Reduction of par value of common stock
        -------------------------------------------------------------------
        F     Elimination of preemptive rights
        -------------------------------------------------------------------
        C    Debt restructurings
        -------------------------------------------------------------------
        F    Open market share repurchase plans
        -------------------------------------------------------------------
        C    Creation of tracking stock
        -------------------------------------------------------------------
        C    Opt In/Out of state takeover statute
        -------------------------------------------------------------------
        C    Mergers and acquisitions
        -------------------------------------------------------------------
        C    Corporate restructurings, spin offs or asset sales
        -------------------------------------------------------------------
        C    Liquidations
        -------------------------------------------------------------------
        F    Appraisal rights
        -------------------------------------------------------------------
        F    Corporate name change
        -------------------------------------------------------------------
        F    General updating or corrective amendments to the charter.
        -------------------------------------------------------------------
        F    Capitalization changes that eliminate other classes of stock or voting rights.
        -------------------------------------------------------------------
                             Other Issues
        -------------------------------------------------------------------
        F    Selection and ratification of auditors
        -------------------------------------------------------------------
        A    Proposals to indemnify auditors
        -------------------------------------------------------------------
        F    Confidential voting and independent tabulation of voting
             results.
        -------------------------------------------------------------------
        F    Equal access to proxy materials
        -------------------------------------------------------------------
        C    Bundled proxy proposals
        -------------------------------------------------------------------
        C    Shareholder advisory committees
        -------------------------------------------------------------------
        C    Environment impact disclosure
        -------------------------------------------------------------------
        C    Disclosure of military, political, employment practices
        -------------------------------------------------------------------
        A
        -------------------------------------------------------------------
             Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        -------------------------------------------------------------------
        A    Generally do not support requirements that the issuer prepare reports that are costly to provide or that would require
             duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the
             perspective of institutional shareholders.
        -------------------------------------------------------------------
        C    Mutual Fund proxies
        -------------------------------------------------------------------

                                OTHER INFORMATION

Item 23. Exhibits

         (a) (1)   Agreement and Declaration of Trust dated September 29,
                   1983/(1)/
             (2) Written Instrument Amending The Agreement and Declaration of Trust dated December 16, 1983/(1)/
             (3) Written Instrument Amending The Agreement and Declaration of Trust dated July 19, 1988/(1)/
             (4) Written Instrument Amending The Agreement and Declaration of Trust dated November 24, 1992/(1)/
             (5) Written Instrument Amending The Agreement and Declaration of Trust dated July 23, 1999/(4)/
             (6) Termination of Series Designated Wayne Hummer Money Market Fund dated December 22, 2003/(8)/
             (7) Termination of Series Designated Wayne Hummer Income Fund dated May 25, 2004/(8)/
             (8)   Termination of Series Designated Wayne Hummer CorePortfolio

                   Fund dated March 22, 2005/(9)/


         (b) (1)   Amended and Restated By-Laws/(1)/
             (2)   Written Instrument Amending By-Laws dated January 23,
                   1999/(3)/
             (3)   Written Instrument Amending By-Laws dated January 24,
                   2002/(6)/

             (4)   Amended and Restated By-Laws dated July 28, 2005*


         (c)       Not Applicable

         (d)       Investment Advisory and Management Agreement dated April 2,
                   2002/(6)/

         (e)       Distribution Agreement dated February 19, 2002/(6)/

         (f)       Not Applicable

         (g) (1)   Custodian Agreement/(1)/
             (2)   Amendments to Custodian Agreement dated October 1987/(1)/
             (3)   Amendments to Custodian Agreement dated June 1988/(1)/
             (4)   Amendment to Custodian Agreement dated November 24, 1992/(1)/
             (5)   Amendment to Custodian Agreement dated January 23, 1999/(3)/
             (6)   Amendment to Custodian Agreement dated May 9, 1999/(3)/

         (h) (1) (i)   Transfer and Dividend Paying Agency Agreement/(1)/
                 (ii)  Amendment to Transfer and Dividend Paying Agency
                       Agreement dated November 24, 1992/(1)/
                 (iii) Amendment to Transfer and Dividend Paying Agency
                       Agreement dated January 23, 1999/(3)/
                 (iv)  Amendment to Transfer and Dividend Paying Agency
                       Agreement dated May 7, 1999/(3)/

             (2) (i) Amended and Restated Trade Name and Service Mark Agreement dated January 23, 1999/(3)/
                 (ii) Letter Agreement Relating to Amended and Restated Trade Name and Service Mark Agreement dated January 23, 1999/(3)/

             (3) (i)   Shareholder Service Agreement dated August 1, 1988/(1)/
                 (ii)  Letter Agreement Relating to Shareholder Service
                       Agreement dated November 24, 1992/(4)/
                 (iii) Letter Agreement Relating to Shareholder Service
                       Agreement dated January 23, 1994/(4)/
                 (iv)  Amendments Effective July 31, 1999 to Schedule A of
                       Shareholder Service Agreement/(4)/

             (4) Amended and Restated Portfolio Accounting Services Agreement dated May 7, 1999/(3)/

         (i)(1)  Opinion and Consent of Bell, Boyd & Lloyd LLC/(7)/

         (i)(2)  Consent of Bell, Boyd & Lloyd LLC*

         (j)     Consent of Ernst & Young LLP*

         (k)     Not Applicable

         (l)     Not Applicable

         (m)     Not Applicable

         (n)     Not Applicable

         (p) Code of Ethics for Wayne Hummer Asset Management Company, Wayne Hummer Investment Trust, Wayne Hummer Investments L.L.C. and Focused Investments L.L.C., as amended and restated as of

                 January 25, 2005/(9)/

                                      ****

----------
/(1)/ Previously filed with Post-Effective Amendment No. 15 on or about July 27,
     1995.

/(2)/ Previously filed with Post-Effective Amendment No. 16 on May 31, 1996.

/(3)/ Previously filed with Post-Effective Amendment No. 19 on May 17, 1999.

/(4)/ Previously filed with Post-Effective Amendment No. 20 on July 29, 1999.

/(5)/ Previously filed with Post-Effective Amendment No. 23 on February 28,
     2001.

/(6)/ Previously filed with Post-Effective Amendment No. 26 on May 31, 2002.

/(7)/ Previously filed with Post-Effective Amendment No. 28 on July 30, 2003.

/(8)/ Previously filed with Post-Effective Amendment No. 29 on July 28, 2004.

/(9)/ Previously filed with Post-Effective Amendment No. 30 on June 1, 2005.

*    Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

     Not Applicable

Item 25. Indemnification

     Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                "Indemnification"

          Subject to the exceptions and limitations contained in this Article, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the request of the Trust as directors, officers or trustees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise) hereinafter referred to as a "Covered Person", shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director or officer and against amounts paid or incurred by him in settlement thereof.

          No indemnification shall be provided hereunder to a Covered Person:

          (a) against any liability to the Trust or its stockholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

          (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

               (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

               (ii) by written opinion of independent legal counsel.

          The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

          Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Article shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article, provided that either:

          (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

          As used in this Article, a "Disinterested Trustee" is one (a) who is not an "interested person" of the Trust, as defined by the 1940 Act (including anyone who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission), and (b) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

          As used in this Article, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities."

          The trustees and officers of Registrant are insured under a policy of insurance maintained by Registrant, its investment adviser, and its distributor within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities which might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any claims made by a trustee or officer which are the result of such trustee's or officer's deliberate dishonesty or fraudulent act or omission, or any criminal or malicious act or omission, or any willful violation of law.


           Insofar as indemnifcation for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     Wayne Hummer Asset Management Company, Registrant's investment adviser and portfolio accounting agent, is a corporation organized under the laws of Illinois on November 30, 1981. Wayne Hummer Asset Management Company acts as investment adviser to other institutional, corporate, fiduciary, and individual accounts. Set forth below is information as to any other business, vocation, or employment of a substantial nature in which each director or officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

Name and Affiliation with
Wayne Hummer Asset
Management Company                 Principal Business               Capacity
--------------------------------   ------------------------------   ----------------------------------
Joseph Alaimo, Director            Wayne Hummer Trust Company       Chairman and Director

                                   Wintrust Financial Corporation   Retired Director


                                   Registrant                       Trustee

James F. Duca II, President, CEO   Wayne Hummer Trust Company       Director
and Director

                                   Wayne Hummer Investments         President, CEO and Director
                                   L.L.C.

                                   Wintrust Financial Corporation   Executive Vice President Wealth
                                                                    Management

                                   Wintrust Information             Director
                                   Technology Services Company

                                   Focused Investments L.L.C.       Director

David A. Dykstra, Director         First Insurance Funding Corp.    Director

                                   Wayne Hummer Investments         Director
                                   L.L.C.

                                   Wayne Hummer Trust Company       Director

                                   Beverly Bank & Trust Company     Director

                                   Northbrook Bank & Trust          Director
                                   Company

                                   Libertyville Bank & Trust        Director
                                   Company

                                   State Bank of the Lakes          Director

                                   West America Mortgage Company    Director

                                   Wintrust Financial               Senior Executive Vice
                                   Corporation                      President, Chief Operating Officer

                                   Wintrust Information             Director
                                   Technology Services Company

                                   Focused Investments L.L.C.       Director

                                   Tricom, Inc. of Milwaukee        Director

John S. Lillard, Director          Wayne Hummer                     Director
                                   Investments L.L.C.

                                   Wayne Hummer Trust Company       Director

                                   Wintrust Financial Corporation   Director

                                   Lake Forest Bank & Trust         Director
                                   Company

                                   Stryker Corporation              Director
                                   2725 Fairfield Road
                                   Kalamazoo, MI 49002

Edward J. Wehmer, Director         Wayne Hummer Investments         Chairman and Director
                                   L.L.C.

                                   Wayne Hummer Trust Company       Vice Chairman and Director

                                   First Insurance Funding Corp.    Chairman and Director

                                   Tricom, Inc. of Milwaukee        Director

                                   Advantage National Bank          Director

                                   Barrington Bank & Trust          Director
                                   Company

                                   Beverly Bank & Trust Company     Director

                                   Crystal Lake Bank & Trust        Director
                                   Company

                                   Hinsdale Bank & Trust Company    Director

                                   Lake Forest Bank & Trust         Director
                                   Company

                                   Libertyville Bank & Trust        Director
                                   Company

                                   Northbrook Bank & Trust          Chairman and Director
                                   Company

                                   North Shore Community Bank &     Director
                                   Trust Company

                                   Village Bank & Trust -           Director
                                   Arlington Heights

                                   Wheaton Bank & Trust Company     Director

                                   West America Mortgage Company    Director

                                   Wintrust Financial Corporation   President, Chief Executive Officer
                                                                    and Director

                                   Focused Investments L.L.C.       Director

                                   Stepan Company                   Director
                                   22 W. Frontage Rd.
                                   Northfield, IL 60093

Raymond L. Kratzer,                Wayne Hummer Investments         Director and former CEO
Director                           L.L.C.

                                   Wintrust Financial Corporation   Former Director

                                   Wayne Hummer Trust Company       Director

                                   Focused Investments L.L.C.       Director

Bert A. Getz, Jr.,                 Globe Corporation                Executive Vice
                                                                    President and Director

                                   Wintrust Financial Corporation   Director

                                   Libertyville Bank & Trust        Director
                                   Company

                                   Wayne Hummer Trust Company       Director

                                   HDO, Inc.                        Director

                                   IMS Companies, LLC               Director
                                   128 N. Valley Blvd.
                                   Elk Grove Village, IL 60007


Hollis W. Rademacher,              Self-Employed
                                   (business consultant
                                   and private investor)

                                   Wintrust Financial Corporation   Director

                                   Lake Forest Bank & Trust         Director
                                   Company

                                   Hinsdale Bank & Trust Company    Director

                                   North Shore Community Bank &     Director
                                   Trust Company

                                   Libertyville Bank & Trust        Director
                                   Company

                                   Barrington Bank & Trust          Director
                                   Company

                                   Crystal Lake Bank & Trust        Director
                                   Company

                                   Northbrook Bank & Trust          Director
                                   Company

                                   Advantage National Bank          Director

                                   Village Bank & Trust-Arlington   Director
                                   Heights

                                   State Bank of the Lakes          Director

                                   Wayne Hummer Trust Company           Director

                                   Wayne Hummer Investments             Director
                                   L.L.C.

                                   First Insurance Funding Corp.        Director

                                   Tricom                               Director

                                   Schawk, Inc.                         Director
                                   1695 River Rd.
                                   Des Plaines, IL 60018

                                   First Mercury Finance Company, Inc.  Director

                                   Harker's Distribution, Inc.          Director
                                   Le Mars, IA

                                   Continental Glass & Plastics Co.     Director
                                   Chicago, IL

                                   Willis Stein & Partners, L.L.C.      Advisory Director
                                   Chicago, IL

                                   Jupiter Industries, Inc.             Director
                                   Northbrook, IL

                                   Perkins Family Restaurants           Director
                                   Memphis, TN

                                   Glencoe Capital Partners, LLP        Member
                                   Chicago, IL

                                   CompuPay, Inc.                       Director
                                   Miami, FL

James P. Richter, Managing         Wayne Hummer Trust Company           Vice President/Managing
Director                                                                Director and Director

Stanley R. Weinberger,             North Shore Community                Director
Director                           Bank & Trust Company

                                   Wayne Hummer                         Director
                                   Trust Company

                                   Wayne Hummer Investments LLC         Director

Richard P. Spicuzza,               Barrington Bank & Trust              Director
Director                           Company

                                   Wayne Hummer Trust Company           Director

William J. Reilly,                 Wayne Hummer Investments             Chief Financial Officer
Chief Financial Officer            L.L.C.

Philip W. Hummer,                  Wayne Hummer Investments             Director
Managing Director                  L.L.C.

                                   Wayne Hummer Trust Company           Director

                                   Wintrust Financial Corporation       Former Director

David P. Poitras, Managing         Wayne Hummer Investments             Senior Vice President/Investments
Director/First Vice President      L.L.C.

                                   Wayne Hummer Trust Company       Director

Thomas J. Rowland,                 Wayne Hummer                     Senior Vice President/Investments
Managing Director, First Vice      Investments L.L.C.
President
                                   Wayne Hummer Trust Company       Vice President/Portfolio Manager
                                                                    and Director

                                   Registrant                       President

Mark H. Dierkes, Managing          Wayne Hummer                     First Vice President/Investments
Director, First Vice               Investments L.L.C.
President
                                   Wayne Hummer Trust               Vice President/Portfolio
                                   Company                          Manager and Director

Robert L. Meyers                   Wayne Hummer Trust               Managing Director
First Vice President               Company

David J. Galvan                    Registrant                       Vice President
Vice President

Amy B. Howes, Vice President/      Wayne Hummer Investments         Employee
Portfolio Manager                  L.L.C.

                                   Wayne Hummer Trust Company       Vice President/Portfolio
                                                                    Manager

Damaris E. Martinez, Vice          Wayne Hummer Investments         Employee
President/Administration           L.L.C.

David D. Cox,                      Wayne Hummer Investments         Employee
Vice President/Portfolio           L.L.C.
Manager
                                   Wayne Hummer Trust               Vice President/Portfolio
                                   Company                          Manager

Jean M. Maurice, Treasurer         Wayne Hummer                     Employee
                                   Investments L.L.C.

                                   Registrant                       Treasurer and
                                                                    Secretary

Sandy A. Lincoln,                  Wayne Hummer Trust               Director

Chief Marketing Strategist         Company
and Managing Director

Elliott J. Silver                  Wayne Hummer Investments         Chief Compliance Officer
Chief Compliance Officer           L.L.C.

                                   Registrant                       Chief Compliance Officer


The principal business addresses are as follows:

Registrant, Wayne Hummer Investments L.L.C. and Focused Investments L.L.C., 300 South Wacker Drive, Chicago, Illinois 60606;

Wayne Hummer Trust Company, N.A., Wintrust Financial Corporation and Lake Forest Bank & Trust Company , 727 North Bank Lane, Lake Forest, Illinois 60045;

First Insurance Funding Corp., 450 Skokie Boulevard, Suite 1000, Northbrook, Illinois 60062;

Tricom, Inc. of Milwaukee, 16866 W. Lisbon Road, Menomonee Falls, WI 53051;

West America Mortgage Company, 5655 S. Yosemite Street, Suite 460, Greenwood Village, Colorado, 80111;

Northbrook Bank & Trust Company, 1100 Waukegan Road, Northbrook, Illinois 60062;

Libertyville Bank & Trust Company, 507 North Milwaukee Avenue, Libertyville, Illinois 60048;

Hinsdale Bank & Trust Company, 25 East First Street, Hinsdale, IL 60521;

North Shore Community Bank & Trust Company, 1145 Wilmette Avenue, Wilmette, IL 60091;

Barrington Bank & Trust Company, 201 S. Hough Street, Barrington, IL 60010;

Crystal Lake Bank & Trust Company, 70 N. Williams Street, Crystal Lake, IL
60014;



Advantage Bank & Trust Company, 75 E. Turner Avenue, Elk Grove, IL 60007;

Village Bank & Trust Company, 311 S. Arlington Heights Road, Arlington Heights, IL 60005;

Beverly Bank & Trust Company, 1908 West 103rd Street, Chicago, IL 60643;

Town Bank & Trust Company, 400 Genesee Street, Delafield, WI 53018;

Wheaton Bank & Trust Company, 211 South Wheaton Avenue, Wheaton, IL 60187;

State Bank of the Lakes, 440 Lake Street, Antioch, IL 60002;

Wintrust Information Technology Services Company, 851 N. Villa Avenue, Villa Park, IL 60181

Item 27. Principal Underwriters

     (a) Not Applicable

     (b) The directors and officers of Wayne Hummer Investments L.L.C. are:

                         Positions and Offices with
                         Wayne Hummer                      Positions and Offices with
Name                     Investments L.L.C.                Registrant
----                     -------------------------------   --------------------------
James F. Duca II         President and CEO                 None

David A. Dykstra         Director                          None
727 North Bank Lane
Lake Forest, IL 60045

John S. Lillard          Director                          None
727 North Bank Lane
Lake Forest, IL 60045

Stanley R. Weinberger    Director                          None
727 North Bank Lane
Lake Forest, IL 60045

Edward J. Wehmer         Chairman and Director             None
727 North Bank Lane
Lake Forest, IL 60045

Richard Wholey           Director                          None

William J. Reilly        Chief Financial Officer           None

Steven R. Becker         Director                          Former Chairman of
                                                           the Board

Raymond L. Kratzer       Director                          None

Laura A. Kogut           Executive Vice President, Chief   None
                         Operations Officer and Director

Philip W. Hummer         Director                          None

Hollis W. Rademacher     Director                          None
727 North Bank Lane
Lake Forest, IL 60045

Robert L. Meyers         Director                          None
727 North Bank Lane
Lake Forest, IL 60045

Bert A. Getz, Jr.        Director                          None
727 North Bank Lane
Lake Forest, IL 60045

Keith Koetche            Director                          None
727 North Bank Lane
Lake Forest, IL 60045

Elliott J. Silver        Chief Compliance Officer          Chief Compliance Officer

Stanley Weinberger       Director                          Director
727 North Bank Lane
Lake Forest, IL 60045


     Unless otherwise indicated, the principal business address of each director and officer listed above is 300 South Wacker Drive, Chicago, Illinois 60606.

     (c) Not Applicable

Item 28. Location of Accounts and Records

     All accounts, books, and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's investment adviser, Wayne Hummer Asset Management Company; Registrant's distributor and shareholder service agent, Wayne Hummer Investments L.L.C.; and Registrant's transfer and dividend paying agent and custodian, State Street Bank and Trust Company. The address of Wayne Hummer Management Company and of Wayne Hummer Investments L.L.C. is 300 South Wacker Drive, Chicago, Illinois 60606. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

Item 29. Management Services

     Not Applicable

Item 30. Undertakings

     Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Wayne Hummer Investment Trust certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28th of July, 2005.


                                                WAYNE HUMMER INVESTMENT TRUST


                                                By: /s/ Thomas J. Rowland
                                                    ----------------------------
                                                    Thomas J. Rowland, President


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below on the 28th of July, 2005 by the following persons in the capacities and on the dates indicated.



Signature                        Title                                     Date
---------                        -----                                     ----


/s/ Thomas J. Rowland            President (Principal Executive Officer)   July 28, 2005
------------------------------
Thomas J. Rowland


/s/ Jean M. Maurice              Treasurer (Principal Financial and        July 28, 2005
------------------------------   Accounting Officer)
Jean M. Maurice


/s/ Joseph Alaimo                Trustee                                   July 28, 2005
------------------------------
Joseph Alaimo


/s/ Charles V. Doherty           Trustee                                   July 28, 2005
------------------------------
Charles V. Doherty


/s/ Joel D. Gingiss              Trustee                                   July 28, 2005
------------------------------
Joel D. Gingiss


/s/ Patrick B. Long              Trustee and Chairman of the               July 28, 2005
------------------------------   Board
Patrick B. Long


/s/ James J. Riebandt            Trustee                                   July 28, 2005
------------------------------
James J. Riebandt

                                  EXHIBIT INDEX

                                   ----------



(b)(4)   Amended and Restated By-Laws dated July 28, 2005


(i)(2)   Consent of Bell, Boyd & Lloyd LLC

(j)      Consent of Ernst & Young LLP



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